As filed with the Securities and Exchange Commission on March 31, 1997


                                                     Registration No. 333-5039
                                                             File No. 811-7643
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                        [X]

                           Pre-Effective Amendment No.                     [ ]

                         Post-Effective Amendment No. 1                    [X]

                                     and/or
                             REGISTRATION STATEMENT
                                    Under the
                          INVESTMENT COMPANY ACT OF 1940                   [X]


                                Amendment No. 3                            [X]


                        (Check appropriate box or boxes)

                                  -------------

                          Phoenix-Aberdeen Series Fund
              (Exact Name of Registrant as Specified in Charter)

                                  -------------


       101 Munson Street, Greenfield, Massachusetts                01301
         (Address of Principal Executive Offices)                (Zip Code)

                                 (800) 243-1574
             (Registrant's Telephone Number, including Area Code)

                                  -------------

                              Philip R. McLoughlin
                   Vice Chairman and Chief Executive Officer
                       Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                  -------------

  It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

  [X] on April 1, 1997 pursuant to paragraph (b)

  [ ] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on ------------- pursuant to paragraph (a)(i)
  [ ] 75 days after filing pursuant to paragraph (a)(ii)
  [ ] on ------------- pursuant to paragraph (a)(ii) of Rule 485.
  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  -------------


                       Declaration Pursuant to Rule 24f-2

Declaration Pursuant to Rule 24f-2: Registrant has chosen to register an indefinite number of shares of beneficial interest, $1 par value, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 for the Registrant's fiscal year ended March 31, 1997.


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


                          PHOENIX-ABERDEEN SERIES FUND

Cross Reference Sheet
Pursuant to Rule 495
Under the Securities Act of 1933

                                     PART A


Form N-1A Item                                                                     Prospectus Caption
----------------                                                    --------------------------------------------------
  1.                Cover Page  .................................    Cover Page
  2.                Synopsis    .................................    Fund Expenses
  3.                Financial Highlights    .....................    Financial Highlights
  4.                General Description of Registrant   .........    Cover Page, Introduction, Investment Objectives
                                                                     and Policies, Investment Techniques and Related
                                                                     Risks, Investment Restrictions, and Additional
                                                                     Information
  5.                Management of the Fund  .....................    Fund Expenses and Management of the Fund
  6.                Capital Stock and Other Securities  .........    Distribution Plans, How to Buy Shares,
                                                                     Dividends, Distributions and Taxes, and
                                                                     Additional Information
  7.                Purchase of Securities Being Offered   ......    Fund Expenses, Distribution Plans, How to Buy
                                                                     Shares and Net Asset Value
  8.                Redemption or Repurchase   ..................    Fund Expenses and How to Redeem Shares
  9.                Pending Legal Proceedings  ..................    Not Applicable



                                    PART B

Form N-1A Item                                                                           SAI Caption
----------------                                                      ---------------------------------------------------
       10.          Cover Page    .................................    Cover Page
       11.          Table of Contents   ...........................    Table of Contents
       12.          General Information and History    ............    The Fund
       13.          Investment Objective and Policies  ............    Investment Objectives and Policies and
                                                                       Investment Restrictions
       14.          Management of the Fund    .....................    Trustees and Officers
       15.          Control Persons and Principal Holders of
                    Securities    .................................    Trustees and Officers
       16.          Investment Advisory and Other Services   ......    Services of the Adviser, Distribution Plans and
                                                                       Other Information
       17.          Brokerage Allocation   ........................    Portfolio Transactions and Brokerage
       18.          Capital Stock and Other Securities    .........    The Fund
       19.          Purchase, Redemption and Pricing of Securities
                    Being Offered    ..............................    Net Asset Value, How to Buy Shares, Exchange
                                                                       Privileges, Redemption of Shares, and Dividends,
                                                                       Distributions and Taxes
       20.          Tax Status    .................................    Dividends, Distributions and Taxes
       21.          Underwriters  .................................    The Distributor
       22.          Calculation of Performance Data    ............    Performance Information
       23.          Financial Statements   ........................    Not Applicable


                                    PART C

Information required to be included in Part C is set forth in under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PHOENIX

                                                       ABERDEEN
                                                       PROSPECTUS
                                                       April 1, 1997


Phoenix-Aberdeen Series Fund

                                                       NEW ASIA FUND

                                                       GLOBAL SMALL
                                                       CAP FUND

[LOGO]  PHOENIX
        DUFF&PHELPS

                         PHOENIX-ABERDEEN SERIES FUND

                               101 Munson Street

                              Greenfield, MA 01301

                                   PROSPECTUS


                                 April 1, 1997




     Phoenix-Aberdeen Series Fund (the "Fund") is an open-end management investment company whose shares are offered in separate series. Each series generally operates as a separate fund with its own investment objective and policies designed to meet specific investment goals. There can be no assurance that any series will achieve its investment objectives.


     Phoenix-Aberdeen New Asia Fund (the "New Asia Series") seeks as its investment objective long term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia other than Japan.


     Phoenix-Aberdeen Global Small Cap Fund (the "Global Series") seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a globally diversified portfolio of equity securities of small and medium sized companies.



     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Adviser, or Distributor. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information dated April 1, 1997 which has been filed with the Securities and Exchange Commission and is available at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency and involve investment risk including the possible loss of principal.


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LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                        CUSTOMER SERVICE: (800) 243-1574

                           MARKETING: (800) 243-4361

                   TELEPHONE ORDERS/EXCHANGES: (800) 367-5877

                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
INTRODUCTION   .....................................................    3
FUND EXPENSES  .....................................................    4
FINANCIAL HIGHLIGHTS ...............................................    6
PERFORMANCE INFORMATION    .........................................    7
INVESTMENT OBJECTIVES AND POLICIES  ................................    8
INVESTMENT TECHNIQUES AND RELATED RISKS   ..........................   10
INVESTMENT RESTRICTIONS    .........................................   13
MANAGEMENT OF THE FUND  ............................................   13
DISTRIBUTION PLANS   ...............................................   15
HOW TO BUY SHARES    ...............................................   16
NET ASSET VALUE   ..................................................   22
HOW TO REDEEM SHARES    ............................................   22
DIVIDENDS, DISTRIBUTIONS AND TAXES  ................................   23
ADDITIONAL INFORMATION  ............................................   24

                                 INTRODUCTION


     This Prospectus describes the shares offered by and the operations of Phoenix-Aberdeen Series Fund (the "Fund"). The Fund is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Fund dated May 31, 1996 (the "Declaration of Trust"). The Declaration of Trust authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective and invests primarily in certain types of securities, as described on the cover page of this Prospectus, and is designed to meet different investment needs.

Investment Adviser

     The Fund is managed by Phoenix-Aberdeen International Advisors, LLC (the "Adviser"). The Adviser is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Trust plc. The Adviser is entitled to a monthly management fee at an annual rate of
 .85% of the average aggregate daily net asset values of the New Asia Series and Global Series. See "Management of the Fund" for a description of the Investment Advisory Agreement, management fees and the Adviser's undertaking to reimburse the Fund for certain expenses.

Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."


     The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") for all classes of each Series. Pursuant to the Class A distribution plan, amounts not exceeding 0.25% annually of the average daily net assets of Class A Shares of each Series may be reimbursed to Equity Planning to finance the distribution of Class A Shares and for furnishing shareholder services. Pursuant to the Class B distribution plan, amounts not exceeding 1.00% annually of the average daily net assets of Class B Shares of each Series may be reimbursed to Equity Planning to finance the distribution of Class B Shares and for furnishing shareholder services. See "Distribution Plans."

Purchase of Shares

     The Fund offers two classes of shares of each Series which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis ("Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares", "How to Obtain Reduced Sales Charges--Class A Shares" and "Net Asset Value."


     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


     Shares of each class represent an identical interest in the investment portfolio of that Series and have the same rights, except that Class B Shares bear the cost of higher distribution fees and certain other expenses resulting from the deferred sales charge arrangements, which cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."

Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts for a Series are available under specific circumstances. See "How to Buy Shares."

Redemption Price

     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

     There can be no assurance that any Series will achieve its investment objectives. The Adviser has been recently formed and has no prior operating history. In addition, special risks may be presented by the particular types of securities in which a Series may invest. As a result of a Series' investment in securities of foreign issuers, and, in particular, issuers located in specific areas of the globe, Series assets may be highly susceptible to economic, political and currency changes affecting securities of such issuers. The securities markets of emerging market countries in which certain issuers may be located are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. The risk factors relevant to investment in each Series should be reviewed and are set forth in the "Investment Objectives and Policies" and "Investment Techniques and Related Risks" sections of this Prospectus and Statement of Additional Information.

                                 FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder is expected to incur. The expenses and fees set forth in the table were for the period ended January 31, 1997 and have been pro-rated to reflect a full year of operation.

                                                                     New Asia Series
                                                   ----------------------------------------------------
                                                   Class A Shares         Class B Shares
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a           4.75%                 None
 percentage of offering price)
Maximum Sales Load Imposed on Reinvested                None                  None
 Dividends
Deferred Sales Load (as a percentage of original        None              5% during the
 purchase price or redemption proceeds, as                                first year,
 applicable)                                                              decreasing 1%
                                                                          annually to 2%
                                                                          during the fourth
                                                                          and fifth years;
                                                                          dropping to 0%
                                                                          after the fifth year
Redemption Fee                                          None                  None
Exchange Fee                                            None                  None
Annual Fund Operating Expenses
 (as a percentage of average net assets):
Management Fees                                         0.85%                 0.85%
12b-1 Fees (a)                                          0.25%                 1.00%
Other Operating Expenses
 (After Reimbursement)                                  1.00%(b)              1.00%(b)
Total Fund Operating Expenses                           2.10%                 2.85%
(After Expense Reimbursement)



                                                                      Global Series
                                                   ----------------------------------------------------
                                                   Class A Shares         Class B Shares
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a           4.75%                 None
 percentage of offering price)
Maximum Sales Load Imposed on Reinvested                None                  None
 Dividends
Deferred Sales Load (as a percentage of original        None              5% during the
 purchase price or redemption proceeds, as                                first year,
 applicable)                                                              decreasing 1%
                                                                          annually to 2%
                                                                          during the fourth
                                                                          and fifth years;
                                                                          dropping to 0%
                                                                          after the fifth year
Redemption Fee                                          None                  None
Exchange Fee                                            None                  None
Annual Fund Operating Expenses
 (as a percentage of average net assets):
Management Fees                                         0.85%                 0.85%
12b-1 Fees (a)                                          0.25%                 1.00%
Other Operating Expenses
 (After Reimbursement)                                  1.00%(c)              1.00%(c)
Total Fund Operating Expenses                           2.10%                 2.85%
(After Expense Reimbursement)


-----------

     (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long-term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). Rule 12b-1 Fees stated for Class B Shares include a Service Fee. See "Distribution Plans."



     (b) The Adviser has agreed to reimburse the New Asia Series' operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such other operating expenses for the fiscal year ended July 31, 1997 exceed 1.00% of average net assets of such Series. Other Operating Expenses absent expense reimbursement are estimated to equal approximately 1.78% and 1.78%, respectively, of average net assets. Total Fund Operating Expenses are estimated to be 2.88% and 3.63%, respectively, absent such reimbursement.


     (c) The Adviser has agreed to reimburse the Global Series' operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such other operating expenses for the fiscal year ended July 31, 1997 exceed 1.00% of average net assets of such Series. Other Operating Expenses absent expense reimbursement are estimated to equal approximately 1.78% and 1.78%, respectively, of average net assets. Total Fund Operating Expenses are estimated to be 2.88% and 3.63%, respectively, absent such reimbursement.

Example*                                                               New Asia Series          Global Series
----------------------------------------------------------------   ------------------------ ------------------------
                                                                    1 year     3 years       1 year     3 years
An investor would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period:
Class A Shares                                                      $68          $110         $68        $110
Class B Shares                                                      $69          $108         $69        $108
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time period:
Class A Shares                                                      $68          $110         $68        $110
Class B Shares                                                      $29          $ 88         $29        $ 88


      *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following tables set forth certain financial information for the respective fiscal years of the Fund. The Fund's unaudited Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Semiannual Report (containing additional information relating to each Series' performance) are available at no charge upon request by calling (800) 243-4361.


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)
------------------------------------------------------------------------------

                             GLOBAL SMALL CAP FUND

                                                       Class A                  Class B
                                                 ----------------------   ----------------------
                                                   From Inception           From Inception
                                                      9/4/96 to                9/4/96 to
                                                       1/31/97                  1/31/97
                                                     (Unaudited)              (Unaudited)
                                                 ----------------------   ----------------------
Net asset value, beginning of period    ......           $10.00                   $10.00
Income from investment operations
 Net investment income (loss)  ...............            (0.02)(4)(5)            (0.06)(4)(5)
 Net realized and unrealized gain    .........             0.60                    0.61
                                                         ---------                ---------
  Total from investment operations   .........             0.58                    0.55
                                                         ---------                ---------
Less distributions
 Dividends from net investment income   ......               --                       --
 Dividends from net realized gains   .........               --                       --
                                                         ---------                ---------
  Total distributions    .....................               --                       --
                                                         ---------                ---------
Change in net asset value   ..................             0.58                     0.55
                                                         ---------                ---------
Net asset value, end of period    ............           $10.58                   $10.55
                                                         =========                =========
Total return(1) ..............................             5.80%  (3)               5.40%  (3)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......           $22,045                  $14,468
Ratio to average net assets of:
 Operating expenses   ........................              2.10% (2)                2.85% (2)
 Net investment income (loss)  ...............             (0.46%)(2)               (1.33%)(2)
Portfolio turnover    ........................                44% (3)                  44% (3)
Average commission rate paid(6)   ............           $0.0119                  $0.0119

-----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized

(3) Not annualized

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.03, respectively.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                 NEW ASIA FUND

                                                    Class A             Class B
                                                 -----------------   ----------------
                                                 From Inception      From Inception
                                                   9/4/96 to           9/4/96 to
                                                    1/31/97             1/31/97
                                                  (Unaudited)         (Unaudited)
                                                 -----------------   ----------------
Net asset value, beginning of period    ......         $10.00            $10.00
Income from investment operations (6)
 Net investment income   .....................           0.04(4)           0.01(4)
 Net realized and unrealized gain    .........           0.03              0.03
                                                       ------            -----
  Total from investment operations   .........           0.07              0.04
                                                       ------            -----
Less distributions
 Dividends from net investment income   ......          (0.06)            (0.05)
 Dividends from net realized gains   .........             --                --
                                                       ------            -----
  Total distributions    .....................          (0.06)            (0.05)
                                                       ------            -----
Change in net asset value   ..................           0.01             (0.01)
                                                       ------            -----
Net asset value, end of period    ............         $10.01            $ 9.99
                                                       ======            ======
Total return(1) ..............................           0.66%(3)          0.35% (3)
Ratios/supplemental data:
Net assets, end of period (thousands)   ......        $10,636           $ 4,561
Ratio to average net assets of:
 Operating expenses   ........................           2.10%(2)          2.85% (2)
 Net investment income (loss)  ...............           1.17%(2)         (0.05%)(2)
Portfolio turnover    ........................              5%(3)             5% (3)
Average commission rate paid(5)   ............        $0.0109           $0.0109

-----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized

(3) Not annualized

(4) Includes reimbursement of operating expenses by investment adviser of $0.09 and $0.09, respectively.

(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

                                  -----------

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include the performance history of any or all of the Series in advertisements, sales literature or reports to current or prospective shareholders. Both yield and total return are computed separately for Class A Shares and Class B Shares of a Series in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on a Series' past performance only and are not an indication of future performance. Performance information about each Series is based on that Series' past performance only and is not an indication of future performance. Performance information may be expressed as yield of any Series or Class thereof, and as total return of any Series or Class thereof.


     The yield of each Series will be computed by dividing the Series' net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Series' yield.

     Standardized quotations of average annual total return for Class A and Class B Shares of each Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares of each Series over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class' expenses of each Series (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares or the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.


     The Fund may also advertise performance relative to certain performance rankings and indices compiled by independent organizations. The Fund may include the ranking of these performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and Morningstar, Inc. Additionally, the Fund may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Forbes, Fortune, Money, Barron's, Investor's Business Daily, The Wall Street Journal, The New York Times, USA Today, Registered Representative, Financial Planning, Mutual Funds, Mutual Fund Market News, Financial Times, Investment Adviser, Investment Week, Money Observer, The International Herald Tribune and other newspapers and periodicals. The Fund may also refer to results broadcast on television (such as CNBC and CNN) and on the radio, as well as electronically (such as via the Internet). The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Series with certain widely acknowledged outside standards or indices for market performance, such as the Standard & Poor's 500 Stock Index ("S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, FT/S&P-Actuaries' World Indicies (medium-small components), Morgan Stanley Capital International ("MSCI") Developed Market Indices and MSCI AC Asia Pacific (excluding Japan) Index.


     Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index, MSCI Developed Market Indices and AC Asia Pacific (excluding Japan) Index, FT/S&P-Actuaries' World Indicies (medium-small components) and Solomon Brothers Corporate and Government Bond Indices.


     Performance information for a Series reflects only the performance of a hypothetical investment in Class A or Class B Shares of a Series during the particular time period on which the calculations are based. Performance information should be considered in light of a particular Series' investment objectives and policies, characteristics and qualities of the Series, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge, will contain a discussion of the performance of each Series and a comparison of that performance to a securities market index.

                      INVESTMENT OBJECTIVES AND POLICIES


     Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Series will achieve its investment objective. The investment policies of each Series will also affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater brokerage commissions, which are paid directly by the Series. The rates for the New Asia and Global Series are estimated to be 75% and 100%, respectively.

New Asia Series

     The investment objective of the New Asia Series is to provide long term capital appreciation. It is intended that this Series will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made, or services performed in such eponymous countries or which have at least 50% of their assets situated in such countries) in countries throughout Asia (excluding Japan) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Series does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.


     The Series will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Series will ordinarily consist of three or more of the following countries: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. From time to time the Series may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Series, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Shareholders should be aware that the Series may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.


     In certain countries, investments may only be made by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). Shareholders should recognize that a Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.


     The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Series assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

Risk Considerations

     There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign countries than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.


     Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.


     Foreign stock markets are generally not as developed or efficient as those in United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than that in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commission on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Series in some foreign countries. See "Foreign Securities" and Statement of Additional Information.


     For many foreign securities, there are U.S. dollar- denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities for foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities for foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Series can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Series may also invest in ADRs which are not sponsored by domestic banks and present the risks of foreign investments noted above. The Series may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


     The Series commenced operations on September 3, 1996 based upon an initial capitalization of $3 million provided by Phoenix Home Life Mutual Insurance Company. The ability of the Series to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.


Global Series

     The investment objective of the Global Series is long-term capital appreciation. It is intended that this Series will achieve its objective by investing at least 65% of its total assets in a globally diversified portfolio of equity securities of small and medium sized companies.


     Companies are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small to medium companies which can show significant and sustained increases in earnings over an extended period of time. It is presently intended that the total market capitalization of companies considered for investment shall be approximately US $750 million or less at the time of acquisition. A strong financial structure and strong fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     Under normal circumstances, business activities in a number of different foreign countries will be represented in the Series' investments. Under normal circumstances, at least 65% of the Series' net assets will be invested in three different countries. The Series may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser poses no unique investment risk. The Series may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. The Series may also invest its reserves in domestic short-term money- market instruments. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.


     The Series may invest in stocks of all types and any variety of industries. The Series will not concentrate its investments in specific industries in amounts greater than 25% of its assets in any particular "industry" without shareholder approval. During adverse economic or market conditions, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

Risk Considerations

     Many of the risks associated with investments in foreign issuers are described above. Smaller capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid.


     Other factors influencing the performance and volatility of small capitalization stocks include industry developments within major markets, major economic trends and developments and general market movements in both the equity and fixed income markets. Investment in equity securities of foreign small capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign small capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.


     The Series commenced operations on September 3, 1996 based upon an initial capitalization of $5 million provided by Phoenix Home Life Mutual Insurance Company. The ability of the Series to raise additional capital for investment purposes may directly affect the spectrum of portfolio holdings and performance.



     Additional discussion regarding risks involved in investing in each Series are described in the "Investment Techniques and Related Risks" section below.

                    INVESTMENT TECHNIQUES AND RELATED RISKS


     Foreign Securities. Each Series may purchase foreign securities, including emerging market securities and those issued by foreign branches of U.S. banks. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. In connection with investments in foreign securities, the Fund may enter into forward foreign currency exchange contracts for the purpose of protecting against losses resulting from fluctuations in exchange rates between the U.S. dollar and a particular foreign currency denominating a security which the Fund holds or intends to acquire. The Fund will not speculate in forward foreign currency exchange contracts.


     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, difficulty in invoking legal process abroad and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission and many of the issuers of foreign securities will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may compare favorably or unfavorably with the United States economy with respect to such factors as rate of growth, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions, and economic trends in foreign countries may be difficult to assess.


     Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. These and other relevant conditions vary widely between emerging market countries. For instance, certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Fund will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Series' investments in such countries and the availability of additional investments in such countries.


     The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


     The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriation, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


     The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of a Series' portfolio may be affected by such trading on days when a shareholder has no access to the Fund. See "Net Asset Value."


     Financial Futures and Related Options. Each Series may enter into financial contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.


     Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions". A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specific exercise price at any time during the period of the option.


     Each Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies. A Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to the Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Series may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case a Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Series may be unable to close its position. The risk in purchasing an option on a financial futures contract is that a Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Series while the purchase or sale of the contract would not have resulted in a loss.


     Foreign Currency Transactions. The value of the assets of a Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Series may incur costs in connection with conversions between various currencies. Each Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks and their customers). At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


     When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Series utilizing this investment technique may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series utilizing this investment technique to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.


     If a Series utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a deadline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Series will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


     Repurchase Agreements. Each Series may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 15% of a Series' net assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Series and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by a Series will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Fund's custodian bank until repurchased. The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy.


     Lending Portfolio Securities. Each Series may lend its securities to brokers, dealers and financial institutions provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Series; and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding, will be maintained in amounts equal to at least 102% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. All fees or charges earned from securities lending will inure to the benefit of the Series. A Series will have the right to regain record ownership of loaned securities within six business days and to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series will receive amounts equal to any interest or other distributions with respect to the loaned securities. Any agreement to lend securities shall provide that borrowers are obligated to return the identical securities or their equivalent at termination of the loan and, that the Series shall have the right to retain any collateral or use the same to purchase equivalent securities should the borrower fail to return securities as required. As with any extension of credit there are risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Fund to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.


     Warrants and Stock Rights. A Series may invest up to 5% of its net assets in warrants or stock rights valued at the lower of cost or market, but no more than 2% of its net assets may be invested in warrants or stock rights not listed on the New York Stock Exchange or American Stock Exchange.


     Illiquid Securities. Subject to limitations under governing law, a Series may invest up to 15% of its net assets (taken at market value at the time of the investment) in "illiquid securities." For this purpose, illiquid securities include securities the disposition of which is subject to legal or contractual restrictions on resale; certain restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 determined by the Adviser to be illiquid under guidelines adopted by the Board of Trustees of the Fund. Liquidity relates to the ability of a Series to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the Series' policy to hold securities until their maturity, the relative illiquidity of some of the Series' portfo- lio securities may adversely affect the ability of the Series to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Series to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities, and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities.

                            INVESTMENT RESTRICTIONS

     The investment restrictions to which the Series are subject, together with the investment objectives of each Series, are fundamental policies of each Series which may not be changed without the approval of the Series' shareholders. A detailed description of each Series' investment restrictions is contained in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

     The Fund is a mutual fund, known as an open-end, management investment company. The Board of Trustees ("Trustees") supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment adviser. The Fund was organized as a Massachusetts business trust on May 31, 1996. The Fund is a series fund currently issuing two series of shares of beneficial interest. Two classes of shares are offered by each Series.

The Adviser


     The Fund's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Trust plc. Aberdeen Trust plc is a partially-owned subsidiary of Phoenix. While many of the officers and directors of the Adviser and Subadvisers have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history.


     Phoenix was founded in 1851 and is currently in the business of writing individual and group life and health insurance and annuities. Phoenix's principal offices are located in Hartford, Connecticut. Its affiliate, Phoenix Duff & Phelps Corporation ("PDP"), a New York Stock Exchange traded company, provides various financial advisory services to institutional investors, corporations and individuals through its operating subsidiaries. As of December 31, 1996, Phoenix Duff & Phelps Corporation, and its advisory subsidiaries, had approximately $34 billion in assets under management.


     Aberdeen Trust was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Trust, and its advisory subsidiaries, had approximately $4.8 billion in assets under management.



     The Adviser continuously furnishes an investment program for each Series and manages the investment and reinvestment of the assets of each Series subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer or trustee of the Fund. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser will engage Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. as sub-advisers. PIC is an indirect subsidiary of PDP and its principal offices are located at 56 Prospect Street, Hartford, Connecticut 06115. Aberdeen Fund Managers, Inc. is a direct subsidiary of Aberdeen Trust plc, and co-owner of the Adviser. Its principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394.



     As compensation for its services to each Series, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each Series. The Investment Advisory Agreement with the Fund provides that the Adviser will reimburse the Fund for the amount, if any, by which the total operating expenses of any Series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Series are then qualified for sale. For providing cash management and other services to each Series, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average aggregate daily net asset value of each Series. For providing advisory services with respect to Series' assets allocated from time to time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Series so allocated. For implementing certain portfolio transactions and providing research and other services to each Series, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average aggregate daily net asset value of the New Asia Series and 0.40% of the average daily net asset value of such assets of the Global Series allocated to it by the Adviser for management. For assistance in implementing certain portfolio transactions, providing research and other services to each Series with regard to investments in particular geographic areas, the Aberdeen Fund Managers Inc. shall engage the services of its affiliates Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen Fund Managers Inc. The total advisory fee of 0.85% of the average daily net assets of each Series is greater than that for other types of mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investments are similar to those of each Series.


The Portfolio Managers

New Asia Series


     Mr. Hugh Young is the portfolio manager of the New Asia Series and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Young has been employed as an investment director for Abtrust Fund Managers (Singapore) Limited since 1988. He is also Senior Vice President and portfolio manager for the Aberdeen New Asia Series of the Phoenix Edge Series Fund. From 1985 to 1988, Mr. Young was the Far East investment director for Sentinel Funds Management Ltd. From 1984 to 1985, he was investment manager with Fidelity International Ltd. From 1981 to 1984, he served as investment analyst-overseas investment manager with MGM Assurance; and from 1980 to 1981, he was an investment analyst with Beardsley Bishop Escombe, Stockbrokers.


Global Series

     The Global Series is managed by an investment committee which is primarily responsible for the day-to-day management of the portfolio.

The Financial Agent and Administrator

     Phoenix Equity Planning Corporation ("Equity Planning") serves as financial agent of the Fund and, as such, performs bookkeeping and pricing services and certain other functions for the Fund. As compensation under a Financial Agent Agreement, Equity Planning is entitled to a fee, payable monthly and based upon
(a) the average of the aggregate daily net asset values of each Series of the Fund, at the following incremental annual rates:

     First $100 million                           .05%
     $100 million to $300 million                 .04%
     $300 million to $500 million                 .03%
     Greater than $500 million                    .015%

(b) a minimum fee based on the predominant type of assets of each Series; and
(c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future. PDP serves as administrator for the Fund, and, as such, facilitates and provides administrative services for the Fund. As compensation, under an Administration Agreement, PDP receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund.

The Custodian and Transfer Agent

     The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Fund has authorized the custodian to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of each Series of the Fund are held by the Custodian or any subcustodian(s) separate from the securities and assets of each other series.


     Pursuant to a Transfer Agency and Service Agreement with the Fund, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 for each designated shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

Brokerage Commissions


     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.


                              DISTRIBUTION PLANS


     Equity Planning is the national distributor of the Fund's shares. Equity Planning is an indirect, majority-owned subsidiary of Phoenix. The offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.



     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as agent, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Series of the Fund.


     The sale of Fund shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.



     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each Series and each class of shares of the Fund (the plans for Class A Shares of each Series are referred to as the "Class A Plans", the plans for Class B Shares of each Series are referred to as the "Class B Plans" and collectively the "Plans"). The Plans authorize a Series to reimburse Equity Planning for expenses in connection with the sale and promotion of such Series' shares and the furnishing of shareholder services. A 12b-1 fee paid by one Series may be used to finance distribution of the Shares of another Series based on the number of shareholder accounts within the Fund. Pursuant to the Class A Plan, a Series is authorized to reimburse Equity Planning up to 0.25% annually for the average daily net assets of Class A Shares of such Series. Pursuant to the Class B Plans, a Series is authorized to reimburse Equity Planning monthly for actual expenses of

Equity Planning up to 1.00% annually for the average daily net assets of Class B Shares of such Series.



     Although under no contractual obligation to do so, the Fund intends to make such payments to Equity Planning (i) as commissions for shares of the Series sold, all or any part of which commissions will be paid by Equity Planning upon receipt from the Fund to others (who may be other dealers or registered representatives of Equity Planning), (ii) to enable Equity Planning to pay to such others maintenance or other fees in respect of the Series' shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid (the "Service Fee"); and (iii) to enable Equity Planning to pay to bank affiliated securities brokers maintenance or other fees in respect of shares of the Series purchased by their customers and remaining outstanding on the Fund's books during the period in respect of which the fee is paid. The portion of the above fees paid by the Fund to Equity Planning as "Service Fees" shall not exceed 0.25% annually of the average daily net assets of the class to which such fee relates. Payments, less the portion thereof paid by Equity Planning to others, will be used by Equity Planning for its expenses of distribution of shares of the Series. If expenses of distribution of shares of a Series or a Class of a Series exceed payments and any sales charges retained by Equity Planning, the Fund is not required to reimburse Equity Planning for excess expenses.


     Each Plan requires that at least quarterly the Trustees of the Fund review a written report with respect to the amounts expended under each Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of candidates for Trustees who are not interested persons of the Fund shall be committed to the discretion of other Trustees who are not interested persons.



     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                               HOW TO BUY SHARES


     To purchase shares of any Series, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange privilege. Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



     For investments in connection with a pension, profit sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self Employed Individuals Tax Retirement Act of 1962 (HR-10) or a program providing for the concurrent purchase of insurance using a loan secured by shares, the minimum initial and subsequent investment amounts for any Series are waived provided that the monthly contribution for each participant is at least $25 per month per participant. There is a minimum initial investment of $25 for an individual retirement account (IRA).


     In addition, there are no minimum initial and subsequent investment amounts in connection with the dividends or other distributions from units of a limited partnership sold by or through Equity Planning to an Individual Retirement Account (IRA), or in connection with dividends or other distributions by a Series under certain conditions, which have been directed to any Series for investment. (See the Statement of Additional Information.)


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Under certain circumstances, shares of any other Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Class A shareholders may exchange shares held in book-entry form for an equivalent number (value) of Class A Shares of any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

Alternative Sales Arrangements


     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution service fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, Equity Planning intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000.



     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant provided such plans utilize an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 200 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.



     Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


Initial Sales Charge Alternative--Class A Shares

     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by Equity Planning prior to its close of business.


     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                      Sales Charge     Sales Charge
     Amount of        as Percentage    as Percentage    Dealer Discount
    Transaction        of Offering       of Amount     as Percentage of
 at Offering Price        Price          Invested       Offering Price*
-------------------- ---------------- ---------------- ------------------
Less than $50,000           4.75%            4.99%             4.25%
$50,000 but under
 $100,000                   4.50             4.71              4.00
$100,000 but under
 $250,000                   3.50             3.63              3.00
$250,000 but under
 $500,000                   3.00             3.09              2.75
$500,000 but under
 $1,000,000                 2.00             2.04              1.75
$1,000,000 or more          None             None            None**

-----------


*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of funds within the Phoenix family of funds, as defined by the 1940 Act (collectively, the "Phoenix Funds") (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and third party marketers.


**In connection with Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/ dealers, from its own resources, an amount equal to 1% of the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.



In connection with purchases of Class A Shares of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

   Purchase Amount         Payment to Broker/Dealer
-----------------------   --------------------------
$1,000,000-$3,000,000                1%
$3,000,001-$6,000,000            .50 of 1%
$6,000,001 or more               .25 of 1%


If part or all of such an investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to Equity Planning any such amounts paid with respect to the investment.

How To Obtain Reduced Sales Charges--Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser, or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Equity Planning and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.


     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. Equity Planning's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. Equity Planning will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, Equity Planning may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with Equity Planning. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares but excluding Phoenix Money Market Fund Series), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.


     Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares but excluding Class A Shares of the Phoenix Money Market Fund Series) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Fund or shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares". To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) facilitates solicitation of the membership by the investment dealer, thus assisting in effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.


     The contingent deferred sales charge will be imposed on most Class B Share redemptions made within five years of purchase. The contingent deferred sales charge alternative permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time he or she expects to hold the shares and other circumstances. Each class of shares pays ongoing distribution and service fees at an annual rate (i) for Class A Shares, of up to .25% of the Series aggregate average daily net assets attributable to the Class A Shares, and (ii) for Class B Shares, of up to 1.00% of the Series aggregate average daily net assets attributable to the Class B Shares. Investors should understand that the purpose and function of the deferred sales charge and distribution and service fees with respect to Class B Shares are the same as those of the initial sales charge and distribution service fees with respect to Class A Shares.


     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time he or she expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of a Series, and other circumstances. Investors should consider whether, during the anticipated term of their investment in a Series, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B Shares prior to conversion would be more than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges or who maintains a large account size. For this reason, Equity Planning intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000. Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a total value of $250,000 for each participant provided such plans utilize an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 200 participant employees.

Class B Shares will also not be sold to investors who have reached the age of 85, because of such persons' expected distribution requirements.


     Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors do not have all their funds invested initially and, therefore, initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the term of the investment. An investor might determine, however, that it would be more advantageous to purchase Class B Shares in order that all of his or her funds be invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge. For example, based on current fees and expenses, an investor subject to a 4.75% initial sales charge on Class A Shares would have to hold his investment approximately 7 years for the Class B distribution fee to exceed the initial sales charge plus the accumulated distribution fees of Class A Shares. In this example, an investor intending to maintain his investment for more than 6 years might consider purchasing Class A Shares.


     Proceeds from the contingent deferred sales charge are paid to Equity Planning and are used to defray the expenses of Equity Planning in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents.


     Contingent Deferred Sales Charge. Class B Shares redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value of shares above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends or capital gains distributions.


     Equity Planning intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares. These amounts will be used by Equity Planning to finance the commission plus interest and related marketing expenses.


     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the Class B Shares to the time of redemption of such shares. For the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the prior month.

                              Contingent Deferred
                                Sales Charge as
                                a Percentage of
                                 Dollar Amount
     Year Since Purchase       Subject to Charge
     -------------------      -------------------
     First                            5%
     Second                           4%
     Third                            3%
     Fourth                           2%
     Fifth                            2%
     Sixth                            0%


     In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in a manner that minimizes the rate being charged. Therefore, it will be assumed that any Class A Shares are being redeemed first; any Class B Shares held for over five years or acquired pursuant to reinvestment of dividends or distributions are redeemed next, and any Class B Shares held longest during the five-year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


     For example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share has increased to $12 and, during such time, the investor has acquired 10 additional Class B Shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 Class B Shares (proceeds of $600), 10 shares will not be subject to charge because they were acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase) or $16.00.


     The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account;
(b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) in connection with the exercise of certain exchange privileges among the Class B Shares of a Series and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge when redeemed.


     Class B Shares will automatically convert to Class A Shares of the same Series based upon relative net asset values of each class after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee paid under the Class A distribution plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for Equity Planning to have been compensated for distribution expenses from most of the burden of such distribution-related expenses.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub- account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares, it might make additional distributions if doing so would assist in complying with the Trust's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

Exchange Privileges

     Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Phoenix Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.


     Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").


     Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.


     Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.


     Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


     The exchange of shares from one Phoenix Fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of the disposition of shares.


     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


     Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges

     The Telephone Exchange Privilege is available only in States where shares being acquired may be legally sold. Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-243- 1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).


     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                                NET ASSET VALUE


     The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.



     The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     Any holder of shares of any Series may require the Fund to redeem his shares at any time at the net asset value per share next computed after receipt of a redemption request in proper form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. The redemption request must contain the name of the Series, the shareholder(s') account name(s) and number(s), the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If the shares are registered in the names of individuals singly, jointly or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. When certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares, with the signature guaranteed, if required, as described above. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request.



     In addition, each Series maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers, or agents, who may charge customary commissions or fees for their services. Payment will be made within seven days after receipt of the duly endorsed share certificates or telephone request unless the repurchase or redemption request relates to shares for which good payment has not yet been collected. For shares purchased by check or via Invest-by-Phone service, collection of good payment may take up to 15 days after receipt of the check.



     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 243- 1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the telephone redemption privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

     If the amount of the redemption is $500 or more, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business, will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.


     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities. A complete description of redemption procedures is contained in the Statement of Additional Information.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

     Each Series intends to qualify annually as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code") and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If each Series so qualifies, it generally will not be subject to Federal income tax on the income it distributes.


     Each Series will distribute its net investment income to its shareholders on a semi-annual basis and net realized capital gains, if any, to its shareholders on an annual basis. Distributions, whether received by shareholders in shares or in cash, will be taxable to them as income or capital gains. Distributions of net realized long-term capital gains, if designated as such by a Series, are taxable to shareholders as long-term capital gains, regardless of how long they have owned shares in the Series. Shareholders who are not subject to tax on their income will not be required to pay tax on amounts distributed to them. Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made during each taxable year.


     Each Series will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for each Series to make distributions more frequently than described in the previous paragraph.


     All dividends and distributions with respect to the shares of any class of any Series will be payable in shares of such class of Series at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of a Series prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or long- term capital gains for Federal income tax purposes.


     Investment income received by any Series from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to permit its shareholders to take, either as a credit or a deduction, their proportionate share of the foreign income taxes paid.


     The foregoing is only a summary of some of the important tax considerations generally affecting the Series and their shareholders. Shareholders should consult competent tax advisers regarding specific tax situations.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.


     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION


Organization of the Fund


     The Fund was established on May 31, 1996 as a Massachusetts business trust. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in different Series and different classes of those Series. Holders of shares of a Series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Series, except that Class B Shares of any Series, which bear higher distribution fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Series. Shareholders of all Series vote on the election of Trustees. On matters affecting an individual Series (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Series or class is required. Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.


     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Fund for the issue or sale of shares of each Series, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Series, and Class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Series or class. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series or Class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Additional Inquiries

     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the SemiAnnual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfied, Connecticut 06083-2200.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:



                            Give Social Security Number or Tax Identification
Account Type                Number of:

Individual                  Individual
Joint (or Joint Tenant)     Owner who will be paying tax
Uniform Gifts to Minors     Minor
Legal Guardian              Ward, Minor or Incompetent
Sole Proprietor             Owner of Business (also provide owner's name)
Trust, Estate, Pension
 Plan Trust                 Trust, Estate, Pension Plan Trust (not personal TIN
                            of fiduciary)
Corporation, Partnership,
Other Organization          Corporation, Partnership, Other Organization
Broker/Nominee              Broker/Nominee



Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.


Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

        [bullet] A corporation

        [bullet] Financial institution

        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)

        [bullet] United States or any agency or instrumentality thereof

        [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof

        [bullet] International organization or any agency or instrumentality thereof

        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

        [bullet] Real estate investment trust

        [bullet] Common trust fund operated by a bank under section 584(a)

        [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)

        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 2. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

-----------


This Prospectus sets forth concisely the information about the Phoenix-Aberdeen Series Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated April 1, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Financial information relating to the Fund is contained in the Semi-annual Report to Shareholders for the period ended January 31, 1997 and is incorporated into the Statement of Additional Information by reference.



                         [recycle] Printed on recycled paper using soybean ink

Phoenix-Aberdeen Series Fund
PO Box 2200
Enfield, CT 06083-2200



                                                           --------------
                                                           BULK RATE MAIL
                                                            U.S. POSTAGE
                                                                PAID
                                                           SPRINGFIELD, MA
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                                                           ---------------


[LOGO] PHOENIX
       DUFF&PHELPS


PDP 147 (4/97)

                          PHOENIX-ABERDEEN SERIES FUND

                               101 Munson Street,
                              Greenfield, MA 01301


                       Statement of Additional Information
                                  April 1, 1997

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of Phoenix-Aberdeen Series Fund (the "Fund") dated April 1, 1997, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") at
(800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS


                                                                        PAGE
THE FUND (1)   ........................................................    1
INVESTMENT OBJECTIVES AND POLICIES (8)    .............................    1
INVESTMENT RESTRICTIONS (13)  .........................................    5
PERFORMANCE INFORMATION (7)   .........................................    7
PORTFOLIO TRANSACTIONS AND BROKERAGE   ................................    7
SERVICES OF THE ADVISER (14)  .........................................    9
SERVICES OF THE ADMINISTRATOR (15)  ...................................   10
NET ASSET VALUE (22)    ...............................................   10
HOW TO BUY SHARES (16)  ...............................................   10
EXCHANGE PRIVILEGES (21)   ............................................   11
REDEMPTION OF SHARES (22)  ............................................   11
DIVIDENDS, DISTRIBUTIONS AND TAXES (23)   .............................   12
TAX-SHELTERED RETIREMENT PLANS   ......................................   13
THE DISTRIBUTOR (15)    ...............................................   13
DISTRIBUTION PLANS (15)    ............................................   14
TRUSTEES AND OFFICERS   ...............................................   15
OTHER INFORMATION    ..................................................   21


Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926

                                   THE FUND

     Phoenix-Aberdeen Series Fund (the "Fund") is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 31, 1996 (the "Declaration of Trust"). The Declaration of Trust authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective, invests primarily in certain types of securities, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund. The Fund's Prospectus describes the investment objectives of each Series. The following discussion supplements the description of each Series' investment policies and investment techniques in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following discussion supplements the "Investment Techniques and Related Risks" section of the Prospectus.

Financial Futures Contracts and Related Options

     Each Series may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. A Series may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. See "Foreign Currency Transactions" below. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges-long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.


     Each Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


     In contrast to the situation in which a Series purchases or sells a security, no security is delivered or received by a Series upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Series utilizing this investment technique will be required to deposit in a segregated account with the Fund's custodian bank with respect to such Series an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


     Any Series utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

Limitations On Futures Contracts and Related Options

     Any Series utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Series utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Series' initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank with respect to such Series to collateralize fully the position and thereby ensure that it is not leveraged.


     The extent to which a Series may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

Risks Relating to Futures Contracts and Related Options

     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Series utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Series would continue to be required to make daily margin payments. In this situation, if the Series has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Series' ability to hedge its positions effectively.


     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Series to incur additional brokerage commissions and may cause an increase in a Series' turnover rate.


     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Series or such prices move in a direction opposite to that anticipated, the Series may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. As a result, the Series' total return for the period may be less than if it had not engaged in the hedging transaction.


     Utilization of futures or options contracts by a Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Series will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Series has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Series or the currencies in which its foreign securities are denominated may decline. If this occurred, the Series would lose a potentially unlimited amount of money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Repurchase Agreements

     Repurchase agreements, as described in the Fund's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Fund to be credit-worthy. The Trustees of the Fund will monitor each Series' repurchase agreement transactions periodically and, with the Fund's investment adviser will consider standards which the Fund's investment adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Series. No more than an aggregate of 15% of a Series' net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.


     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Series may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Series and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Series may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Fund acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Lending Portfolio Securities

     Each Series may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets provided that such loans are callable at any time by the Series utilizing this investment technique and are at all times secured by collateral held by the Series at least equal to 102% of the market value determined daily of the loaned securities. The Series utilizing this investment technique will continue to receive any income on the loaned securities and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Series or the borrower. Upon termination of a loan the borrower will be required to return the securities to the Series and any gain or loss in the market price during the period of the loan would accrue to the Series. If the borrower fails to maintain the requisite amount of collateral the loan will automatically terminate and the Series may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.


     When voting or consent rights which accompany loaned securities pass to the borrower the Series will follow the policy of calling the loan in whole or in part as may be appropriate in order to exercise such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. The Series may pay reasonable finders administrative and custodial fees in connection with loans of its portfolio securities.


     As with any extension of credit there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However loans of portfolio securities will be made only to firms considered by the Fund to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Foreign Currency Transactions

     Each Series may engage in foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. No Series intends to enter into forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Series will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Fund's custodian banks will segregate cash or liquid high quality debt securities in an amount not less than the value of a Series' total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines additional cash or securities will be added so that the segregated amount is not less than the amount of the Series' commitments with respect to such contracts. Generally, a Series will not enter into forward contracts with terms longer than one year.


     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.



     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Series utilizing this technique against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Series were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Series had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Series would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.


     Foreign Currency Futures Transactions. Each Series may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Series may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Series will maintain in a segregated account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Series will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. No Series will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.


     Emerging Market Securities. Each Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country:
(i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Each Series may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.


     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is not invested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.


     Investing in Small Cap Issuers. Under normal market conditions, the Global Series expects to invest at least 65% of its total assets in equity securities of small and medium capitalization companies. Market capitalization of such issuers are determined at the time of purchase. While the issuers in which the Series will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Series be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Series' shares. The Series is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.


     Additional Risk Factors. As a result of its investments in foreign securities, each Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.


     In addition, a Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Series may hold foreign currency in anticipation of purchasing foreign securities. A Series may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


     While the holding of currencies will permit a Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

                            INVESTMENT RESTRICTIONS

     The Fund's fundamental policies as they affect any Series cannot be changed without the approval vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.


     The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:


     1. Purchase for any Series securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Series' total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Series or by all Series of the Fund in the aggregate.


     2. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.


     3. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.


     4. Make short sales of securities or maintain a short position unless against-the-box or unless at the time of sale the Series owns an equal amount of such securities.

     5. Make cash loans, except that the Fund may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Series' net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.


     6. Make securities loans, except that the Fund may make loans of the portfolio securities of any Series, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Series.


     7. Make investments in real estate (including real estate limited partnerships) or commodities or commodity contracts, although (i) the Fund may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Series may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Series' existing futures positions and the premiums paid for related options would not exceed in the aggregate 5% of such Series' total assets.


     8. Invest in oil, gas or other mineral leases or exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.


     9. Invest in puts, calls, straddles and any combination thereof, except that any Series may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.


     10. Purchase securities of companies for the purpose of exercising management or control.

     11. Participate in a joint or joint and several trading account in securities.

     12. Purchase or retain securities of any issuer if any officer or Trustee of the Fund, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.


     13. Borrow money, except that the Fund may (i) borrow money for any Series for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Series and (ii) borrow money for any Series for investment purposes, provided that any such borrowing for investment purposes with respect to any such Series is (a) authorized by the Trustees prior to any public distribution of the shares of such Series or is authorized by the shareholders of such Series thereafter,
(b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Series, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Series with respect to which the borrowing has been made. No Series may invest in portfolio securities while the amount of borrowing of the Series exceeds 5% of the total assets of such Series. Borrowing for investment purposes has not been authorized for any Series whose shares are offered by the Fund.


     14. Pledge, mortgage or hypothecate the assets of any Series to an extent greater than 10% of the total assets (taken at market value) of such Series to secure borrowings made pursuant to the provisions of item 13 above.


     15. Issue senior securities, as defined in the 1940 Act, provided, however, that such Series may secure borrowings made pursuant to the provisions of item 13 above; and provided, further, that such Series' obligations under interest-rate swaps, reverse repurchase agreements, when issued, delayed-delivery and forward-commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; such Series may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when- issued and forward- commitment transactions and similar investment strategies; for purposes of this restriction, the term "total assets" includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this restriction.


     16. Purchase securities of other investment companies, except that a Series may make such purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than customary broker's commissions), provided that immediately thereafter (i) not more than 10% of the Series' total assets would be invested in such securities and (ii) not more than 3% of the stock of another investment company would be owned by the Series, or (b) as part of a merger, consolidation, or acquisition of assets.


     17. Invest in amounts greater than 25% of a Series assets in a particular "industry".

     The Fund may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% of each Series' net assets.

     The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.


     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.


     For purposes of establishing industry classifications for the Global Small Cap Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index presently comprises 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial, and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.


                            PERFORMANCE INFORMATION

     Each Series may, from time to time, include performance information in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield on a class of shares of a Series and as total return for a class of shares such Series.


     Standardized quotations of average annual total return for a class of shares of a Series will be expressed in terms of the average annual compounded rate of return for a hypothetical investment over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:


     P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000,

        T    = the average annual total return,

        n    = the number of years, and

       ERV   = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of such class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on such class are reinvested when paid.


     Quotations of yield for a class of shares of a Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:



    YIELD = 2[((a-b))+ 1)(6) -1]
                 ---
                 cd


 where a  = dividends and interest earned during the period by the Series.

       b = expenses accrued for the period (net of any reimbursements), the average daily number of shares outstanding during the period that were entitled to c = receive dividends, and
       d  = the maximum offering price per share on the last day of the period.

     A Series also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Series, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.


     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.


     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.


     In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.


     The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

                            SERVICES OF THE ADVISER

     The Fund's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Trust plc. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser will engage Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. as sub-advisers.



     Phoenix Home Life was founded in 1851 and is currently in the business of writing individual and group life and health insurance and annuities. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. Its affiliate, Phoenix Duff & Phelps Corporation ("PDP"), a New York Stock Exchange traded company, provides various financial advisory services to institutional investors, corporations and individuals through its operating subsidiaries. As of December 31, 1996, Phoenix Duff & Phelps corporation, and its advisory subsidiaries, had approximately $34 billion in assets under management. PIC is an indirect subsidiary of PDP and its principal offices are located at 56 Prospect Street, Hartford, Connecticut 06115.


     Aberdeen Trust was founded in 1983 and through subsidiaries operated from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of February 28, 1997, Aberdeen Trust, and its advisory subsidiaries, had approximately $4.8 billion in assets under management.



     The investment advisory agreements provide that the Fund will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustee' and shareholder's meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverages, expenses of repurchases and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectus and reports to shareholders. If authorized by the Trustees, the Fund will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.


     The Adviser continuously furnishes an investment program for each Series and manages the investment and reinvestment of the assets of each Series subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund.


     As compensation for its services to each Series, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Series' average daily net assets. For providing cash management and other services to each Series, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average aggregate daily net asset value of each Series. For providing advisory services with respect to Series' assets allocated from time to time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Series so allocated. For implementing certain portfolio transactions and providing research and other services to each Series, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average aggregate daily net asset value of The New Asia Series and 0.40% of the average daily net asset value of such assets of the Global Series allocated to it by the Adviser for management.


     The Investment Advisory Agreement with the Fund provides that the Adviser will reimburse the Fund for the amount, if any, by which the total operating expenses of any Series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Series are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation.


     The investment advisory agreements also provide that each adviser shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.



     The Investment Advisory Agreement and the Investment Subadvisory Agreements were approved by the Trustees of the Fund on August 21, 1996. Provided it has been approved by a vote of the majority of the outstanding shares of a Series of the Fund which is subject to its terms and conditions, each agreement continues from year to year with respect to such Series so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Series and (2) the terms and any renewal of the agreement with respect to such Series have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Fund or as to a Series by the Trustees or by the relevant adviser and may be terminated as to a Series by a vote of the majority of the outstanding share of such Series. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company
Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Fund will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in the a name using the word "Phoenix" or "Phoenix-Aberdeen".


                         SERVICES OF THE ADMINISTRATOR

     Phoenix Duff & Phelps Corporation (the "Administrator") serves as administrator for the Fund. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Fund, monitor the Funds expenses accruals and pay all expenses upon proper authorization from the Fund, monitor the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Fund as set forth in the Fund's governing documents, supervise the external audit and tax return preparation by the Fund's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund.


     The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Fund's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement automatically terminates upon its assignment and may be terminated by the either party at any time upon not less than 60 days' written notice.

                                NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities, and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES


     Shares may be purchased from the Distributor or from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge). The minimum initial purchase is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment is $25.

                              EXCHANGE PRIVILEGES

     Subject to limitations, shareholders may exchange Class A Shares or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds (as defined in the Fund's current Prospectus), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.


     Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A Shares or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel the privilege ("Systematic Exchange").


     Shareholders who maintain an account balance in the Fund of at least $5,000 or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account) may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security Program offered by Phoenix Home Life Mutual Insurance Company, it is not necessary to maintain the above account balances in order to use the Systematic Exchange Privilege.


     Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange Privilege is $25. Systematic Exchange Privilege forms are available from Equity Planning. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


     The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" in the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


     Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                             REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the Exchange is closed, other than a customary weekend and holiday closing, or, if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand. See the Fund's current Prospectus for further information.


     Redemptions by holders of Class B Shares will be subject to the applicable deferred sales charge, if any.

     Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days' written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

Telephone Redemption

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Fund will not be subject to Federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to security loans and gains from the sale or disposition of stock or securities and certain other items, (b) derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months and (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company all of its taxable income will be taxed to the Fund at corporate rates.



     It is the Fund's policy to distribute to its shareholders at least 98% of net investment taxable income due to the Code imposing a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on March 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.


     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.


     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


     The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.


     The Fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

     Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.


     In order to qualify under Part I of Subchapter M, the Fund may be restricted from certain activities, including (i) writing of options on securities which have been held less than three months, (ii) writing of options which expire in less than three months, and (iii) effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.


     The Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for Federal income taxes will not be affected by such "pass through" of foreign tax credits.


     If the Fund invests in stocks of certain passive foreign investment companies, the Fund may be subject to U.S. Federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholder.


     The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.


                        TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Adviser and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that Adviser and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

                                THE DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), a direct wholly- owned subsidiary of Phoenix Duff & Phelps Corporation and an affiliate of Adviser, serves as distributor for the Fund. The address of the Distributor is P.O. Box 2200, 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The fees are used to compensate sales and services person for selling shares of the Fund and for providing services to shareholders. In addition, the fees are used to compensate the Distributor for sales and promotional activities.


     The Distribution Agreement may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.


     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plans of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



     Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Series, at the following incremental annual rates:

         First $100 million                            .05% plus a minimum fee
         $100 million to $300 million                  .04%
         $300 million to $500 million                  .03%
         Greater than $500 million                     .015%

     A minimum fee applies to each Series as follows:

         New Asia Series                               $70,000
         Global Small Cap Series                       $70,000


     In addition, Equity Planning is paid $12,000 for each class of shares of each Series beyond one.


                              DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund.


     Pursuant to the Class A Plan, each Series may reimburse the Distributor for actual expenses of the Distributor up to 25% of the average daily net assets of the Class A Shares for such Series. Under the Class B Plan, each Series may reimburse the Distributor monthly for actual expense of the Distributor up to 1.00% of the average daily net assets of the Class B Shares of such Series. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund: (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund; provided, however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund's shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund.

                             TRUSTEES AND OFFICERS

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each Trustee and executive officer is One American Row, Hartford, Connecticut 06115.


                              Position(s) with                            Principal Occupation(s)
Name, Address and Age            the Fund                                  During Past Five Years
--------------------------   -------------------   ------------------------------------------------------------------------

C. Duane Blinn (69)           Trustee               Partner in the law firm of Day, Berry & Howard. Director/Trustee,
Day, Berry & Howard                                 Phoenix Funds (1980-present). Trustee, Phoenix Duff & Phelps
City Place                                          Institutional Mutual Funds (1996-present). Director/Trustee, the
Hartford, CT 06103                                  National Affiliated Investment Companies (until 1993).

Robert Chesek (62)            Trustee               Trustee/Director, Phoenix Funds (1981-present) and Chairman (1989-
49 Old Post Road                                    1994). Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
Wethersfield, CT 06109                              (1996-present). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993). Vice President, Common Stock, Phoenix Home
                                                    Life Mutual Insurance Company (1980-1994).

E. Virgil Conway (67)         Trustee               Chairman (1992-present), Metropolitan Transportation Authority.
9 Rittenhouse Road                                  Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                (1970-present), Pace University (1978-present), Atlantic Mutual
                                                    Insurance Company (1974-present), HRE Properties (1989-present),
                                                    Greater New York Councils, Boy Scouts of America (1985-present),
                                                    Union Pacific Corp. (1978-present), Blackrock Fund for Fannie Mae
                                                    Mortgage Securities (Advisory Director) (1990-present), Centennial
                                                    Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                    (1975-present), and The Harlem Youth Development Foundation
                                                    (1987-present). Chairman, Audit Committee of the City of New York
                                                    (1981-1996). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993). Director/Trustee, Phoenix Funds
                                                    (1993-present). Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                    Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                    Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                    (1995-present). Director, Accuhealth (1994-present), Trism, Inc. (1994-
                                                    present), and Realty Foundation of New York (1972-present).
                                                    Chairman, New York Housing Partnership Development Corp. (1981-
                                                    present), and Blackrock Fannie Mae Mortgage Securities Fund
                                                    (Advisory Director) (1989-1996) and Advisory Director, Fund
                                                    Directions (1993-present). Chairman, Financial Accounting Standards
                                                    Advisory Council (1992-1995).

Harry Dalzell-Payne (67)      Trustee               Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix Duff
330 East 39th Street                                & Phelps Institutional Mutual Funds (1996-present). Director, Duff &
Apartment 29G                                       Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
New York, NY 10016                                  Corporate Bond Trust Inc. (1995-present). Director, Farragut Mortgage
                                                    Co., Inc. (1991-1994). Director/Trustee, the National Affiliated
                                                    Investment Companies (1983-1993). Formerly a Major General of the
                                                    British Army.

                                Position(s) with                           Principal Occupation(s)
Name, Address and Age              the Fund                                 During Past Five Years
----------------------------   ------------------   ------------------------------------------------------------------------
*Francis E. Jeffries (66)       Trustee              Director and Chairman of the Board, Phoenix Duff & Phelps
6585 Nicholas Blvd.                                  Corporation (1995-present). Director/Trustee, Phoenix Funds (1995-
                                                     present). Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
Naples, FL 33963                                     (1996-present). Director, Duff & Phelps Utilities Income Fund (1987-
                                                     present), Duff & Phelps Utilities Electric Company (1984-present).
                                                     Director (1989-1995), Chairman of the Board (1993-1995), President
                                                     (1989-1993), and Chief Executive Officer (1989-1995), Duff & Phelps
                                                     Corporation.

Leroy Keith, Jr. (58)           Trustee              Chairman and Chief Executive Officer, Carson Products Company
64 Ross Road                                         (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Savannah, GA 31405                                   Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                     present). Director Equifax Corp. (1991-present) and Keystone
                                                     International Fund, Inc. (1989-present). Trustee, Keystone Liquid
                                                     Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master
                                                     Reserves Tax Free Trust, and Master Reserves Trust. Director/Trustee,
                                                     the National Affiliated Investment Companies (until 1993). Director,
                                                     Blue Cross/Blue Shield (1989-1993) and First Union Bank of Georgia
                                                     (1989-1993). President, Morehouse College (1987-1994). Chairman and
                                                     Chief Executive Officer, Keith Ventures (1994-1995).

*Philip R. McLoughlin (50)      Trustee and          Director, Vice Chairman and Chief Executive Officer, Phoenix Duff &
                                President            Phelps Corporation (1995-present). Director (1994-present) and
                                                     Executive Vice President, Investments, Phoenix Home Life Mutual
                                                     Insurance Company (1988-present). Director/Trustee and President,
                                                     Phoenix Funds (1989-present). Trustee, Phoenix Duff & Phelps
                                                     Institutional Mutual Funds (1996-present). Director, Duff & Phelps
                                                     Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                     Utility and Corporate Bond Trust Inc. (1995-present), Director (1983-
                                                     present) and Chairman (1995-present), Phoenix Investment Counsel,
                                                     Inc. Director (1984-present) and President (1990-present), Phoenix
                                                     Equity Planning Corporation. Director, Phoenix Realty Group, Inc.
                                                     (1994-present), Phoenix Realty Advisors, Inc. (1987-present), Phoenix
                                                     Realty Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                     (1994-present), PXRE Corporation (Delaware) (1985-present), and
                                                     World Trust Fund (1991-present). Director and Executive Vice
                                                     President, Phoenix Life and Annuity Company (1996-present), Director and Executive Vice President, PHL Variable Insurance Company
                                                     (1995-present), and Director, Phoenix Charter Oak Trust Company
                                                     (1996-present). Director/ Trustee, the National Affiliated Investment
                                                     Companies (until 1993). Director (1994-present), Chairman (1996-
                                                     present) and Chief Executive Officer (1995-1996), National Securities
                                                     & Research Corporation, and Director and President, Phoenix
                                                     Securities Group, Inc. (1993-1995). Director (1992-present) and
                                                     President (1992-1994) W.S. Griffith & Co., Inc. and Director (1992-
                                                     1995) and President (1992-1994), Townsend Financial Advisers, Inc.
                                                     Director and Vice President, PM Holdings, Inc. (1985-present).

Everett L. Morris (68)          Trustee              Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                       Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps Mutual
Colts Neck, NJ 07722                                 Funds (1994-present). Trustee, Phoenix Duff & Phelps Institutional
                                                     Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-
                                                     Free Income Inc. (1991-present), Incorporated (1989-1993). Senior
                                                     Executive Vice President and Chief Financial Officer, Public Service
                                                     Electric and Gas Company (1986-1992). Director, First Fidelity Bank,
                                                     N.A., N.J. (1984-1991).

                               Position(s) with                            Principal Occupation(s)
Name, Address and Age              the Fund                                 During Past Five Years
----------------------------- ------------------ ----------------------------------------------------------------------------
*James M. Oates (50)           Trustee            Managing Director, The Wydown Group (1994-present). Chairman,
60 State Street                                   IBEX Capital Markets LLC (1997-present). Director Phoenix Duff &
Suite 950                                         Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
Boston, MA 02109                                  Chairman, IBEX Capital Markets LLC (1987-present). Trustee, Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                  Govett Worldwide Opportunity Funds, Inc. (1991-present), Blue Cross
                                                  & Blue Shield of New Hampshire (1994-present), Stifel Financial
                                                  (1996-present), Investors Bank and Trust Corporation (1995-present),
                                                  Investors Financial Services Corporation (1995-present) and Plymouth
                                                  Rubber Co. (1995-present). Member, Chief Executives Organization
                                                  (1996- present). Director/Trustee, the National Affiliated Investment
                                                  Companies (until 1993). Director (1984-1994), President (1984-1994)
                                                  and Chief Executive Officer (1986-1994).

*Calvin J. Pedersen (55)       Trustee            Director and President, Phoenix Duff & Phelps Corporation (1995-
55 East Monroe Street                             present). Director/Trustee, Phoenix Funds (1984-present). Trustee,
Suite 3600                                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Chicago, IL 60603                                 President and Chief Executive Officer Duff & Phelps Utilities Tax-Free
                                                  Income Inc. (1995-present), Duff & Phelps Utilities Income Fund.
                                                  (since inception), and Duff & Phelps Utility and Corporate Bond Trust
                                                  Inc. (1995-present). Director (1986-1995), President (1993-1995) and
                                                  Executive Vice President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)        Trustee            Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix Duff
43 Montclair Drive                                & Phelps Institutional Mutual Funds (1996-present). Director, Vestaur
West Hartford, CT 06107                           Securities, Inc. (1972-present). Trustee and Treasurer, J. Walton Bissell
                                                  Foundation Inc. (1988-present). Director/Trustee, the National
                                                  Affiliated Investment Companies (until 1993).

Herbert Roth, Jr. (68)         Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix Duff
134 Lake Street                                   & Phelps Institutional Mutual Funds (1996-present). Director, Boston
P.O. Box 909                                      Edison Company Company (1972-present), Landauer, Inc. (medical
Sherborn, MA 01770                                services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                  (1987-present), Key Energy Group (oil rig service) (1988-1994), and Mark IV
                                                  Industries (diversified manufacturer) (1985-present). Director/ Trustee, the
                                                  National Affiliated Investment Companies (until 1993).

Richard E. Segerson (51)       Trustee            Director/Trustee, Phoenix Funds, (1993-present). Trustee, Phoenix Duff
102 Valley Road                                   & Phelps Institutional Mutual Funds (1996-present). Managing
New Canaan, CT 06840                              Director, Mullin Associates (1993-present). Vice President and General
                                                  Manager, Coates & Clark, Inc. (previously Tootal American, Inc.)
                                                  (1991-1993). Director/ Trustee, the National Affiliated Investment
                                                  Companies (1984-1993).

Lowell P. Weicker, Jr. (65)    Trustee            Trustee/Director, the Phoenix Funds (1995-present). Trustee, Phoenix
731 Lake Avenue                                   Duff & Phelps Institutional Mutual Funds (1995-present). Director,
Greenwich, CT 06830                               UST Inc. (1995-present), HPSC Inc. (1995-present). Duty Free
                                                  International (1997-present). Compuserve (1996-present). Visiting
                                                  Professor, University of Virginia (1997-present). Chairman, Dresing,
                                                  Lierman, Weicker (1995-1996). Former Governor of the State of
                                                  Connecticut (1991-1995).

                                  Position(s) with                           Principal Occupation(s)
Name, Address and Age                the Fund                                During Past Five Years
------------------------------   ------------------   -----------------------------------------------------------------------
Michael E. Haylon (39)            Executive            Director and Executive Vice President-Investments, Phoenix Duff &
                                  Vice                 Phelps Corporation (1995-present). Senior Vice President, Securities
                                  President            Investments, Phoenix Home Life Mutual Insurance Company (1993-
                                                       1995). Executive Vice President, the Phoenix Funds (1995-present), and Vice President, Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director (1994-present), President (1995-present), and
                                                       Executive Vice President (1994-1995), Phoenix Investment Counsel,
                                                       Inc. Director (1994-present), President (1996-present) and Executive
                                                       Vice President (1994-1996), National Securities & Research
                                                       Corporation. Director, Phoenix Equity Planning Corporation (1995-
                                                       present). Various other positions with Phoenix Home Life Insurance
                                                       Company (1990-1993).

David R. Pepin (54)               Executive            Executive Vice President, Phoenix Funds, Phoenix Duff & Phelps
                                  Vice                 Institutional Mutual Funds (1996-present). Director, Phoenix
                                  President            Investment Counsel, Inc., National Securities & Research Corporation
                                                       and Phoenix Equity Planning Corporation (1996-present). Executive
                                                       Vice President, Mutual Fund Sales and Operations, Phoenix Equity
                                                       Planning Corporation (1996-present). Managing Director, Phoenix-
                                                       Aberdeen International Advisors, LLC (1996-present). Executive Vice
                                                       President (1996-present) and Director (1997-present), Phoenix Duff &
                                                       Phelps Corporation. Vice President, Phoenix Home Life Mutual
                                                       Insurance Company (1994-1995). Vice Corporation (1980-1994).

Chong Yoon Chou (29)              Senior               Investment Manager, Abtrust Fund Managers (Singapore) LTD (1994-
Abtrust Fund Managers             Vice                 present).
(Singapore) LTD                   President
88A Circular Road
Singapore 049439

Christopher D. Fishwick (35)      Senior               Investment Director, Abtrust Fund Managers Limited (1991-present).
Abtrust Fund Managers LTD         Vice                 Director, Phoenix-Aberdeen International Advisors LLC (1996-present).
99 Charterhouse Street            President
London EC1M 6AB
England

Vivek Gandhi (27)                 Senior               Investment Manager, Abtrust Fund Managers (Singapore) LTD (1994-
Abtrust Fund Managers             Vice                 present).
(Singapore) LTD                   President
88A Circular Road
Singapore 049439

Peter Hames (37)                  Senior               European Fund Manager (1992) and Far East Investment Director
Abtrust Fund Managers LTD         Vice                 (1992-present), Abtrust Fund Managers (Singapore) Limited.
88A Circular Road                 President
Singapore 049439

Gawaine Lewis (33)                Senior               Investment Manager, Aberdeen Fund Manager, Inc. (1995-present).
Aberdeen Fund Managers Inc.       Vice                 Investment Manager, Abtrust Fund Managers Limited (1994-1995).
1 Financial Plaza                 President            Portfolio Manager, CIM Fund Managers (1991-1994).
Ft. Lauderdale, FL 33394

Philip Mottram (40)               Senior               Investment Manager, Abtrust Fund Managers Limited (1995-present).
Abtrust Fund Managers LTD         Vice                 Portfolio Manager, Liberty Life (1991-1995).
10 Queen's Terrace                President
Aberdeen AB10 1QG
Scotland

                              Position(s) with                            Principal Occupation(s)
Name, Address and Age            the Fund                                 During Past Five Years
--------------------------   ------------------   -------------------------------------------------------------------------

William J. Newman (58)        Senior               Executive Vice President (1995-present) and Chief Investment
                              Vice                 Strategist (1996-present), Phoenix Investment Counsel, Inc. Senior Vice
                              President            President (1995-1996), Executive Vice President and Chief Investment
                                                   Strategist (1996-present), National Securities & Research Corporation.
                                                   Senior Vice President, Phoenix Equity Planning Corporation (1995-
                                                   1996). Vice President, Common Stock and Chief Investment Strategist,
                                                   Phoenix Home Life Insurance Company (April, 1995-November, 1995).
                                                   Senior Vice President, Phoenix Strategic Equity Series Fund (1996-
                                                   present), The Phoenix Edge Series Fund (1996-present), Phoenix
                                                   Multi-Portfolio Fund (1995-present), Phoenix Income and Growth Fund
                                                   (1996-present), Phoenix Series Fund (1995-present), Phoenix Strategic
                                                   Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                                   Fund (1996-present), and Phoenix Duff & Phelps Institutional Funds
                                                   (1996-present). Chief Investment Strategist, Kidder, Peabody Co., Inc.
                                                   (1993-1994). Managing Director, Equities, Bankers Trust Company
                                                   (1991-1993).

Hugh Young (38)               Senior               Far East Investment Director, Abtrust Fund Managers (Singapore)
Abtrust Fund Managers         Vice                 Limited (1988-present). Managing Director, Abtrust Fund Managers
(Singapore) LTD               President            (Singapore) Limited (1992-present). Director, Phoenix-Aberdeen
88A Circular Road                                  International Advisors LLC (1996-present). Senior Vice President and
Singapore 049439                                   Portfolio Manager, The Phoenix Edge Series Fund (1996-present).
                                                   Director, Abtrust Asian Smaller Companies Investment Trust plc
                                                   (1995-present), Abtrust New Dawn Investment Trust plc (1989- present),
                                                   Abtrust New Thai Investment Trust plc (1989-present), Abtrust Emerging
                                                   Asia Investment Trust Limited (1990-present), JF Philippine Fund Inc.
                                                   and Apollo Tiger.

Shahreza Yusof (24)           Senior               Investment Manager, Abtrust Fund Managers (Singapore) LTD (1994-
Abtrust Fund Managers         Vice                 present).
(Singapore) LTD               President
88A Circular Road
Singapore 049439

William E, Keen III (33)      Vice                 Assistant Vice President, (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.       President            Compliance (1995-1996) Phoenix Equity Planning Corporation. Vice
PO Box 2200                                        President, Phoenix Funds, and Phoenix Duff & Phelps Institutional
Enfield, CT 06083-2200                             Mutual Funds (1996-present). Assistant Vice President, US Affinity
                                                   Investments LP, (1994-1995). Treasurer and Secretary, US Affinity
                                                   Funds (1994-1995). Manager, Fund Administration, SEI Corporation
                                                   (1991-1994).

                             Position(s) with                            Principal Occupation(s)
Name, Address and Age           the Fund                                 During Past Five Years
-------------------------   ------------------   -------------------------------------------------------------------------
William R. Moyer (52)        Vice                 Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.      President            Phelps Corporation (1995-present). Vice President, Investment
PO Box 2200                                       Products Finance, Phoenix Home Life Mutual Insurance Company
Enfield, CT 06083-2200                            (1990-1995). Senior Vice President (1990-present), Chief Financial
                                                  Officer (1996-present), Finance (until 1996) and Treasurer (1994-
                                                  1996), Phoenix Equity Planning Corporation. Senior Vice President
                                                  (1990-present), Chief Financial Officer (1996-present), Finance (until
                                                  1996) and Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                  Senior Vice President (1994-present), Chief Financial Officer (1996-
                                                  present), Finance (until 1996), and Treasurer (1994-present), National
                                                  Securities & Research Corporation. Senior Vice President and Chief
                                                  Financial Officer, Duff & Phelps Investment Management Co. (1996-
                                                  present). Vice President, Phoenix Funds (1990-present) and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-present). Vice
                                                  President, the National Affiliated Companies (until 1993). Senior Vice
                                                  President, Finance, Phoenix Securities Group, Inc. (1993-present).
                                                  Senior Vice President and Chief Financial Officer (1993-1995) and
                                                  Treasurer (1994-1995) W.S. Griffith & Co., Inc. and Townsend
                                                  Financial Advisers, Inc.

Leonard J. Saltiel           Vice                 Managing Director, Operations and Service (1996-present), Senior Vice
                             President            President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                  President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present) and National Securities
                                                  & Research Corporation (1994-present). Vice President, Investment
                                                  Operations, Phoenix Home Life Mutual Insurance Company (1994- 1995).
                                                  Various positions with Home Life Insurance Company and Phoenix
                                                  Home Life Mutual Insurance Company (1987-1994).

Dorothy J. Skaret (44)       Vice                 Director, Money Market Trading (1996-present), Vice President (1991-
                             President            1996), Phoenix Investment Counsel Inc. Director, Money Market
                                                  Trading (1996-present), Vice President (1993-1996), National
                                                  Securities & Research Corporation. Vice President, Phoenix Series
                                                  Fund (1990-present), The Phoenix Edge Series Fund (1990-present),
                                                  Phoenix Realty Securities, Inc. (1995-present), and Phoenix Duff &
                                                  Phelps Institutional Mutual Funds (1996-present). Director, Public
                                                  Fixed Income, Phoenix Home Life Mutual Insurance Company (1991-
                                                  1995). Various positions with Phoenix Home Life Mutual Insurance
                                                  Company (1986-1991).

Nancy G. Curtiss (44)        Treasurer            Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                                  Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds (1994-
                                                  present), and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Second Vice President and Treasurer, Fund Accounting, Phoenix
                                                  Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)        Clerk and            Vice President, Mutual Fund Customer Service, (1996-present), Vice
101 Munson Street            Secretary            President, Transfer Agent Operations (1993-1996), Phoenix Equity
Greenfield, MA 01301                              Planning Corporation. Clerk, Phoenix Investment Counsel, Inc. (1995-
                                                  present). Secretary, the Phoenix Funds (1993-present) and Phoenix Duff &
                                                  Phelps Institutional Mutual Funds (1996-present). Vice President and
                                                  General Manager, Phoenix Home Life Mutual Insurance Company (1993-
                                                  present). Assistant Vice President, Phoenix Home Life Mutual Insurance
                                                  Company (1992-1993).





     *Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

     For services on the Board of Trustees of the Fund, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee of the Fund Group is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series of the Phoenix Funds within the Phoenix Fund complex (which includes the Fund). The foregoing does not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.


     For the Fund's current fiscal year, the Trustees will receive approximately the following compensation:

                                                                                      Total
                                                                                   Compensation
                                                Pension or          Estimated      From Fund and
                                                Retirement           Annual        Fund Complex
                            Aggregate            Benefits           Benefits        (11 Funds)
                           Compensation       Accrued as Part         Upon           Paid to
         Name               From Fund         of Fund Expenses      Retirement       Trustees
------------------------   ---------------   -------------------   -------------   ---------------
C. Duane Blinn                $2,700*                                                 $63,500
Robert Chesek                 $ 2,355                                                 $55,500
E. Virgil Conway+             $ 2,745                                                 $64,750
Harry Dalzell-Payne+          $ 2,355                                                 $55,750
Francis E. Jeffries           $1,500*                                                 $27,500
Leroy Keith, Jr.              $ 2,355             None               None             $55,500
Philip R. McLoughlin+              --            for any            for any                --
Everett L. Morris+            $2,250*            Trustee            Trustee           $53,750
James M. Oates+               $ 2,250                                                 $56,000
Calvin J. Pedersen                 --                                                      --
Philip R. Reynolds            $ 2,355                                                 $55,500
Herbert Roth, Jr.+            $ 2,850                                                 $66,750
Richard E. Segerson           $ 2,610                                                 $62,250
Lowell P. Weicker, Jr.        $ 2,700                                                 $63,500

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees Deferral Compensation Plan.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

     On September 3, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

                               OTHER INFORMATION

Independent Accountants

     Price Waterhouse LLP has been selected as the independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent


     Brown Brothers Harriman & Co. serves as custodian of the Fund's assets (the "Custodian"). Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").


Report to Shareholders

     The fiscal year of the Fund ends on July 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year.

Financial Statements

     The financial statement for the Fund as of January 31, 1997 is incorporated herein by reference. The financial information relating to the Fund is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

New Asia Series

--------------------------------------------------------------------


                        INVESTMENTS AT JANUARY 31, 1997
                                  (Unaudited)

                                                SHARES       VALUE
                                                -------    ---------
COMMON STOCKS--91.6%
Australia--11.9%
 Australian Gas Light Co. Ltd. (Utility-Gas)..   90,000    $ 478,847
 Davids Ltd. (Retail)    .....................  250,000      339,203
 Pacific BBA Ltd. (Miscellaneous)    .........  135,000      452,778
 QBE Insurance Group Ltd. (Insurance)   ......  110,000      543,334
                                                           ---------
                                                           1,814,162
                                                           ---------
Hong Kong--21.7%
 CDL Hotels International Ltd. (Hotels)    ...  750,000      425,861
 Giordano International Ltd. (Retail)   ......  399,000      223,984
 HSBC Holdings PLC (Banks)  ..................   30,000      694,928
 Hongkong Electric Holdings Ltd. (Utility-
  Electric)   ................................  125,000      444,412
 National Mutual Asia Ltd. (Insurance)  ......  540,000      519,164
 Smartone Telecommunications (Utility-
  Telephone) (b)    ..........................  200,000      393,599
 Swire Pacific Ltd. Class B (Miscellaneous)     400,000      591,044
                                                           ---------
                                                           3,292,992
                                                           ---------
India--6.5%
 Grasim Industries Ltd. Sponsored GDR
  144A (Basic Materials) (c)    ..............   35,000      498,750
 Industrial Credit & Investment Corporation
  of India Ltd. Sponsored GDR
  (Diversified Financial Services) (b)   .....   55,000      488,125
                                                           ---------
                                                             986,875
                                                           ---------
Indonesia--8.3%
 PT Bank Bali (Banks)    .....................  200,000      483,905
 PT Duta Anggada Realty (Property)   .........  225,000      208,290
 PT Indosat (Utility-Telephone)   ............  200,000      568,062
                                                           ---------
                                                           1,260,257
                                                           ---------
Malaysia--9.9%
 AMMB Holdings Berhad
  (Diversified Financial Services)    ........   70,000      619,644
 Malaysian Oxygen Berhad (Chemical)  .........   95,000      496,922
  Sime UEP Properties Berhad (Property)  .....  150,000      389,289
                                                           ---------
                                                           1,505,855
                                                           ---------
New Zealand--3.0%
 Telecom Corporation of New Zealand Ltd.
  (Utility-Telephone)  .......................   90,000      456,724
                                                           ---------



                                             SHARES            VALUE
                                             -------       -------------
Philippines--6.7%
 Ayala Land, Inc. Class B (Property)  ...    350,000       $     425,047
  Philippine Long Distance Telephone Co.
  Sponsored ADR (Utility-Telephone)    ..     10,000             593,750
                                                           -------------
                                                               1,018,797
                                                           -------------
Singapore--7.2%
 Development Bank of Singapore Ltd.
  (Banks)   .............................     31,000             429,454
 Robinson & Co. Ltd. (Retail)   .........     90,000             329,284
 Rothmans Industries Ltd. (Tobacco)   ...     75,000             335,678
                                                           -------------
                                                               1,094,416
                                                           -------------
South Korea--7.0%
 Korea Electric Power Corp. Sponsored
  ADR (Utility-Electric)   ..............     23,000             508,875
 Samsung Electronics Sponsored GDR
  144A (Electronics) (c)   ..............     25,000             547,000
                                                           -------------
                                                               1,055,875
                                                           -------------
Thailand--9.4%
 Ruam Pattana Fund II
  (Closed End Mutual Fund)    ...........  1,500,000             561,451
 Siam Cement Public Co. Ltd.
  (Building & Construction)   ...........     11,000             342,967
 Siam Commercial Bank Public Co. Ltd.
  (Banks)   .............................     80,000             524,793
                                                           -------------
                                                               1,429,211
                                                           -------------
TOTAL COMMON STOCKS
 (Identified cost $14,045,149) ........................       13,915,164
                                                           -------------
                                              PAR
                                             VALUE
                                             (000)
                                           ---------
SHORT-TERM OBLIGATIONS--10.5%
 Brown Brothers Harriman repurchase
  agreement, 5.40%, dated 1/31/97 due
  2/3/97, repurchase price $1,600,720
  collateralized by U.S. Treasury Bill 0%,
  5/15/97, market value $1,600,000  .....  $   1,600           1,600,000
                                                           -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,600,000)  ........................        1,600,000
                                                           -------------
TOTAL INVESTMENTS--102.1%
 (Identified cost $15,645,149) ........................       15,515,164(a)
 Cash and receivables, less
  liabilities--(2.1%)  ................................         (318,050)
                                                           -------------
NET ASSETS--100.0%    .................................    $  15,197,114
                                                           =============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $607,691 and gross depreciation of $737,676 for federal income tax purposes. At January 31, 1997, the aggregate cost of securities for federal income tax purposes was $15,645,149.

(b)  Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1997, these securities amounted to a value of $1,045,750 or 6.9% of net assets.


                       See Notes to Financial Statements

New Asia Series

--------------------------------------------------------------------


                       INDUSTRY DIVERSIFICATION
       As a Percentage of Total Value of Long-Term Investments
                             (Unaudited)
 Banks    ................................................     15.3%
 Basic Materials   .......................................      3.6
 Building & Construction    ..............................      2.5
 Chemical    .............................................      3.6
 Closed End Mutual Fund  .................................      4.0
 Diversified Financial Services   ........................      8.0
 Electronics    ..........................................      3.9
 Hotels   ................................................      3.1
 Insurance   .............................................      7.6
 Miscellaneous  ..........................................      7.5
 Property    .............................................      7.3
 Retail   ................................................      6.4
 Tobacco  ................................................      2.4
 Utility-Electric  .......................................      6.9
 Utility-Gas    ..........................................      3.4
 Utility-Telephone    ....................................     14.5
                                                              -----
                                                              100.0%
                                                              =====


                       See Notes to Financial Statements

New Asia Series

--------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 31, 1997
                                  (Unaudited)

Assets
Investment securities at value
 (Identified cost $15,645,149)                              $15,515,164
Foreign currency at value
 (Identified cost $47,658)                                       47,328
Cash                                                             43,364
Receivables
 Investment securities sold                                     333,844
 Fund shares sold                                               118,968
 Interest and dividends                                          20,592
 Receivable from adviser                                         32,901
 Tax reclaim                                                        107
Prepaid expenses                                                 35,407
                                                            -----------
  Total assets                                               16,147,675
                                                            -----------
Liabilities
Payables
 Investment securities purchased                                851,103
 Fund shares repurchased                                          9,635
 Transfer agent fee                                              14,551
 Distribution fee                                                 5,780
 Trustees' fee                                                    3,200
 Administration fee                                               1,850
 Financial agent fee                                                370
Accrued expenses                                                 64,072
                                                            -----------
  Total liabilities                                             950,561
                                                            -----------
Net Assets                                                  $15,197,114
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $15,338,149
Undistributed net investment loss                               (33,993)
Accumulated net realized gain                                    22,918
Net unrealized depreciation                                    (129,960)
                                                            -----------
Net Assets                                                  $15,197,114
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $10,636,278)             1,062,830
Net asset value per share                                        $10.01
Offering price per share
 $10.01/(1-4.75%)                                                $10.51
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $4,560,836)                456,560
Net asset value and offering price per share                      $9.99

                            STATEMENT OF OPERATIONS

                        FROM INCEPTION SEPTEMBER 4, 1996

                              TO JANUARY 31, 1997
                                  (Unaudited)

Investment Income
Interest                                                    $ 65,066
Dividends                                                     64,157
Foreign taxes withheld                                        (8,648)
                                                            --------
   Total investment income                                   120,575
                                                            --------
Expenses
Investment advisory fee                                       32,403
Distribution fee--Class A                                      7,397
Distribution fee--Class B                                      8,533
Administration fee                                             5,718
Financial agent fee                                            1,144
Registration                                                  36,906
Custodian                                                     35,500
Transfer agent                                                17,900
Professional                                                  13,500
Printing                                                       8,300
Trustees                                                       6,650
Miscellaneous                                                  1,440
                                                            --------
   Total expenses                                            175,391
   Less expenses borne by investment adviser                 (88,937)
                                                            --------
   Net expenses                                               86,454
                                                            --------
Net investment income                                         34,121
                                                            --------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               28,549
Net realized loss on foreign currency transactions            (5,631)
Net change in unrealized appreciation (depreciation)
 on investments                                             (129,985)
Net change in unrealized appreciation (depreciation) on
 foreign currency and foreign currency transactions               25
                                                            --------
Net loss on investments                                     (107,042)
                                                            --------
Net decrease in net assets resulting from
 operations                                                 ($72,921)
                                                            ========

                       See Notes to Financial Statements

New Asia Series

--------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           From Inception
                                                                                        September 4, 1996 to
                                                                                          January 31, 1997
                                                                                            (Unaudited)
                                                                                        ---------------------
From Operations
 Net investment income                                                                        $    34,121
 Net realized gain                                                                                 22,918
 Net change in unrealized appreciation (depreciation)                                            (129,960)
                                                                                              -----------
 Decrease in net assets resulting from operations                                                 (72,921)
                                                                                              -----------
From Distributions to Shareholders
 Net investment income--Class A                                                                   (52,986)
 Net investment income--Class B                                                                   (15,128)
                                                                                              -----------
 Decrease in net assets from distributions to shareholders                                        (68,114)
                                                                                              -----------
From Share Transactions
Class A
 Proceeds from sales of shares (1,101,399 shares)                                              11,112,360
 Net asset value of shares issued from reinvestment of distributions (4,966 shares)                49,717
 Cost of shares repurchased (43,535 shares)                                                      (441,850)
                                                                                              -----------
 Total                                                                                         10,720,227
                                                                                              -----------
Class B
 Proceeds from sales of shares (457,939 shares)                                                 4,632,108
 Net asset value of shares issued from reinvestment of distributions (1,407 shares)                14,076
 Cost of shares repurchased (2,786 shares)                                                        (28,262)
                                                                                              -----------
 Total                                                                                          4,617,922
                                                                                              -----------
 Increase in net assets from share transactions                                                15,338,149
                                                                                              -----------
 Net increase in net assets                                                                    15,197,114
Net Assets
 Beginning of period                                                                                    0
                                                                                              -----------
 End of period (including undistributed net investment loss of ($33,993))                     $15,197,114
                                                                                              ===========



                       See Notes to Financial Statements

New Asia Series

--------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS

    (Selected data for a share outstanding throughout the indicated period)


                                                      Class A                 Class B
                                                  --------------          --------------
                                                  From Inception          From Inception
                                                     9/4/96 to               9/4/96 to
                                                      1/31/97                 1/31/97
                                                    (Unaudited)             (Unaudited)
                                                  --------------          --------------
Net asset value, beginning of period                    $10.00                 $10.00
Income from investment operations(6)
 Net investment income                                    0.04(4)                0.01  (4)
 Net realized and unrealized gain                         0.03                   0.03
                                                        ------                 ------
  Total from investment operations                        0.07                   0.04
                                                        ------                 ------
Less distributions
 Dividends from net investment income                    (0.06)                 (0.05)
 Dividends from net realized gains                          --                     --
                                                        ------                 ------
  Total distributions                                    (0.06)                 (0.05)
                                                        ------                 ------
Change in net asset value                                 0.01                  (0.01)
                                                        ------                 ------
Net asset value, end of period                          $10.01                 $ 9.99
                                                        ======                 ======
Total return(1)                                           0.66%(3)               0.35% (3)
Ratios/supplemental data:
Net assets, end of period (thousands)                  $10,636                 $4,561
Ratio to average net assets of:
 Operating expenses                                       2.10%(2)               2.85% (2)
 Net investment income (loss)                             1.17%(2)              (0.05%)(2)
Portfolio turnover                                           5%(3)                  5% (3)
Average commission rate paid(5)                        $0.0109                $0.0109


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Includes reimbursement of operating expenses by investment adviser of $0.09 and $0.09, respectively.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.


                       See Notes to Financial Statements
6

GLOBAL SMALL CAP SERIES

INVESTMENT ADVISERS' REPORT

     On balance, most equity markets around the world posted strong results during this six-month reporting period. The U.S. market surged as investors drew encouragement from the ideal scenario of steady economic growth, low interest rates and controlled inflation. Large company stocks, however, significantly outperformed their small-cap counterparts for much of the period, owing to investors' preference for liquidity and predictable earnings growth.

     European markets have been dominated by two major themes. First, there is the belief that 1997 will bring moderate economic recovery. Growth of 2% to 2.5% is possible in Germany, which should be enough to help the rest of the European economies. While this growth is expected to be non-inflationary, it will not be enough to lower the high levels of unemployment across the continent. The second major theme has been the determination of an increasing number of countries to be ready for monetary union, although France and Italy stand out for the questionable accounting methods they have proposed to ensure nominal qualification.

     The performance of the Far East stock markets has been very mixed. Hong Kong was the best performer, fueled by a surge of liquidity and rising property prices. Korea, Singapore and Thailand were extremely weak, while Japan suffered from a lack of local buying, a weak currency and structural problems.

     The major Latin American countries are all in recovery stages, with declining inflation. Brazil, the largest market, has been the best performer over this reporting cycle. In Mexico, which has rebounded from recession, the market remained in a trading range, as political and currency worries continued to dampen investor enthusiasm.

     Phoenix-Aberdeen Global Small Cap Fund has had a good start. Since its inception on September 4, 1996 through January 31, 1997, the Fund's Class A shares returned 5.80% and Class B shares returned 5.40%. From September 30, 1996 through January 31, 1997, its benchmark, the FT/S&P--Actuaries World Index Medium Small Component, returned 2.77%.* All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     The domestic segment of the portfolio had very strong contributions from its energy and technology holdings in 1996; however, profit taking in these two sectors in January--the final month of this reporting period--restrained performance somewhat. We have begun to build positions in the financial services and the health care sectors, particularly biotechnology companies, and expect these holdings to perform well in 1997.

     In the international portion of the portfolio, we have focused on the stronger markets overall, and on areas that show signs of improvement. For example, the portfolio has been underweighted in Japan relative to the other Asian markets, which has been a major boost to portfolio performance in the Far East region.

     As we move into 1997, we expect increased volatility in the domestic equity markets, with the potential for gains found in increasingly selective areas. Accordingly, our strategy will continue to emphasize broader diversification and the identification of small companies poised to benefit from emerging investment themes.

     In the world markets, we are encouraged by the prospects for stronger growth in Europe. In the Asian region, we continue to avoid Japan, focusing instead on the faster growing Asian economies. The economic background for Asia is one of decelerating growth; nonetheless, the annualized rate of growth is still in a healthy range of 6% to 8%. On the whole, we view the softening in growth as a welcome breather for Asian economies. Finally, our outlook on the U.K. is very positive, with corporate profits up significantly from a year ago and consumer spending strengthening.

 *The FT/S&P--Actuaries World Index(TM) is a broad-based global market index consisting of over 2,400 stocks, covering 28 countries in the Pacific Basin, Europe and the Americas markets. The index is weighted by market capitalization and returns are calculated on a total return basis. The Medium/Small component of the FT/S&P--Actuaries World Index consists of companies in the World Index with market capitalization between $25 million and $13.9 billion. Performance is reported by Goldman, Sachs & Co.

Global Small Cap Series

--------------------------------------------------------------------


                        INVESTMENTS AT JANUARY 31, 1997
                                  (Unaudited)

                                                    SHARES       VALUE
                                                  ---------    ---------
COMMON STOCKS--87.8%
Argentina--0.2%
 Disco SA Sponsored ADR (Retail--
  Supermarkets) (b)   ...........................     3,000    $  81,000
                                                               ---------
Australia--2.5%
 Davids Ltd. (Retail/Wholesale--Food)  .........    300,000      407,043
 Pacific BBA Ltd. (Auto/Truck--
  Replacement Parts)  ...........................   150,000      503,087
                                                               ---------
                                                                 910,130
                                                               ---------
Brazil--0.5%
 Centrais Electricas de Santa Catarina GDR
  (Utility--Electric Power) (b)   ...............       900       99,000
 TV Filme, Inc. (Media--Cable TV)   ............      8,000      100,000
                                                               ---------
                                                                 199,000
                                                               ---------
Chile--0.3%
 Santa Isabel SA Sponsored ADR
  (Retail--Supermarkets) (b)   ..................     4,500      120,938
                                                               ---------
Denmark--3.2%
 Coloplast A/S Class B (Medical--
  Products)  ....................................     3,488      264,133
 Falck A/S (Commercial Services--
  Security/Safety) ..............................       445      111,875
 Oticon Holding A/S Class A (Medical--
  HMO) ..........................................     2,000      400,327
 Sondagsavisen A/S (Media--Newspapers) .........      1,970      400,631
                                                               ---------
                                                               1,176,966
                                                               ---------
Finland--1.1%
 Amer Group Ltd. Class A (Leisure--
  Toys/Games/Hobby)   ...........................    19,800      401,475
                                                               ---------
France--3.4%
 Altran Technologies SA
  (Telecommunications--Services)  ...............       660      235,096
 Hyparlo SA (Retail--Miscellaneous/
  Diversified) (b) ..............................     2,150      208,088
 Penauille Polyservices (Commercial
  Services--Security/Safety)   ..................     1,330      336,608
 Societe Industrielle D'Aviations Latecoere
  SA (Aerospace/Defense) ........................     3,600      452,630
                                                               ---------
                                                               1,232,422
                                                               ---------

                                                    SHARES       VALUE
                                                  ---------    ---------
Germany--2.4%
 Apcoa Parking AG (Commercial
  Services--Miscellaneous)  .....................     3,000    $ 311,431
 Bien-Haus AG (Building--Mobile/
  Manufacturing & RV) ...........................       550      146,770
                                                               ---------
 Leica Camera AG (Leisure--Photo
  Equipment/Related) (b) .......................      6,100      194,443
 Puma AG (Retail--Apparel/Shoe) (b) ............      7,300      226,899
                                                               ---------
                                                                 879,543
                                                               ---------
Hong Kong--4.8%
 Citybus Group Ltd. (Transportation--
  Services) (b) ................................  1,000,000      287,134
 Giordano International Ltd. (Retail--
  Apparel/Shoe) ................................    651,000      365,447
 Innovative International Holdings Ltd.
  (Auto/Truck--Original Equipment)   ...........  1,000,000      409,730
 Magician Industries Holding Ltd.
  (Household--Housewares)   ....................  1,000,000      296,813
 Pico Far East Holdings Ltd.
  (Building--Construction
  Products/Miscellaneous)   ....................  1,500,000      406,504
                                                               ---------
                                                               1,765,628
                                                               ---------
India--2.3%
 Crompton Greaves Ltd. Sponsored GDR
  (Electric Products--Miscellaneous) (b)   .....    126,700      319,917
 Industrial Credit & Investment Corporation of
  India Ltd. Sponsored GDR
  (Finance--Investment Bankers) (b)  ...........     60,000      532,500
                                                               ---------
                                                                 852,417
                                                               ---------
Indonesia--3.7%
 PT Bank Bali (Banks--Foreign)   ...............    200,000      483,905
 PT Duta Anggada Realty (Real Estate
  Development)  ................................    400,000      370,292
 PT Tigaraksa Satria (Retail--
  Miscellaneous/Diversified)   .................    350,000      486,009
                                                               ---------
                                                               1,340,206
                                                               ---------
Israel--0.4%
 Tadiran Ltd. (Telecommunications--
  Equipment) ...................................     32,500      139,998
                                                               ---------
Italy--1.1%
 Compagnia Assicuratrice Unipol SPA
  (Insurance--Diversified)  ....................     45,000      153,350
 SAES Getters SPA (Electric--
  Miscellaneous Components) ....................     14,700      258,919
                                                               ---------
                                                                 412,269
                                                               ---------

                       See Notes to Financial Statements
8

Global Small Cap Series

--------------------------------------------------------------------


                                             SHARES      VALUE
                                             -------   ---------
Japan--4.9%
 FCC Co. Ltd. (Auto/Truck--Replacement
  Parts)   ................................   25,000   $ 671,335
 Kawasumi Laboratories (Medical/
  Dental--Supplies) .......................   34,000     369,687
 Shinmei Electric (Electric--
  Miscellaneous Components)  ..............   12,000     178,913
 Sodick (Electric--Miscellaneous
  Components) (b)   .......................   70,000     552,965
                                                       ---------
                                                       1,772,900
                                                       ---------
Malaysia--1.5%
 Asas Dunia Berhad (Real Estate
  Development)   ..........................  150,000     540,176
                                                       ---------
Mexico--0.5%
 Industrias CH SA Series B (Steel--
  Producers) (b) ..........................   33,000     112,673
 Tekchem SA (Chemicals--Specialty) (b)  ...  182,000      52,133
                                                       ---------
                                                         164,806
                                                       ---------
Norway--2.6%
 Nera ASA (Telecommunications--
  Cellular)   .............................    8,000     388,559
 Tomra Systems ASA (Pollution
  Control--Equipment)  ....................   28,000     543,983
                                                       ---------
                                                         932,542
                                                       ---------
Singapore--3.7%
 Industrial & Commercial Bank Ltd.
  (Banks--Foreign)  .......................   75,000     285,060
 Robinson & Co. Ltd. (Retail--Department
  Stores)  ................................  140,000     512,219
 Rothmans Industries Ltd. (Tobacco)  ......  120,000     537,084
                                                       ---------
                                                       1,334,363
                                                       ---------
Spain--0.7%
 Corp. Financiera Reunida SA
  (Finance--Investment Bankers) (b)   .....   75,000     248,466
                                                       ---------
Sweden--0.6%
 Bure Investment Aktiebolaget (Finance--
  Public Traded Investment Funds)  ........   15,000     219,874
                                                       ---------
Switzerland--0.7%
 Lindt & Spruengli AG (Food--
  Confectionery) ..........................       15     265,599
                                                       ---------
Thailand--2.5%
 Bangkok First Investment & Trust Ltd.
  (Finance--Investment Bankers) ...........  100,000     356,936
 Hana Microelectronics Public Co. Ltd.
  (Electric--Miscellaneous Components)   ..  100,000     567,239
                                                       ---------
                                                         924,175
                                                       ---------

                                             SHARES      VALUE
                                             -------   ---------
United Kingdom--7.8%
 Cedardata PLC (Computer--Software)  ......   75,000   $ 304,688
 Corporate Services Group PLC
  (Commercial Services--
   Miscellaneous) .........................   80,000     275,000
 DCS Group PLC (Computer--Software)  ......   60,000     257,212
 GWR Group PLC (Media--Radio/TV)  .........  100,000     333,333
 Gerrard Group PLC (Finance--
  Investment Bankers)  ....................   33,592     173,613
 Gresham Computing PLC (Computer--
  Software)   .............................  125,000     123,197
 ILP Group PLC (Containers--Paper/
  Plastic) ................................  200,000     216,346
 JJB Sports PLC (Retail--Apparel/
  Shoe) ...................................   55,650     294,303
 Rolfe & Nolan PLC (Computer--Services) ...   59,800     400,104
 St. James Beach Hotels PLC
  (Leisure--Hotels & Motels) ..............   80,000     231,410
 Wilmington Group PLC (Media--
  Periodicals)   ..........................  134,000     245,881
                                                       ---------
                                                       2,855,087
                                                       ---------
United States--36.4%
Commercial--Leasing Companies--0.6%
 Winthrop Resources Corp.   ...............    6,900     200,100
                                                       ---------
Commercial Services--Miscellaneous--0.7%
 Metro Networks, Inc. (b)   ...............    8,000     188,000
 Pediatrix Medical Group, Inc. (b)   ......    2,000      78,750
                                                       ---------
                                                         266,750
                                                       ---------
Commercial Services--Schools--0.4%
 Computer Learning Centers, Inc. (b) ......    3,500     101,500
                                                       ---------
 Strayer Education, Inc. ..................    2,000      52,500
                                                       ---------
                                                         154,000
                                                       ---------
Computer--Integrated Systems--0.6%
 Wind River Systems (b)  ..................    4,500     228,937
                                                       ---------
Computer--Memory Devices--0.7%
 Veritas Software Corp. (b) ...............    5,000     260,000
                                                       ---------
Computer--Services--1.2%
 Analysts International Corp.  ............    5,500     147,125
 Computer Management
 Sciences, Inc. (b)   .....................    4,000      89,000
 Computer Task Group, Inc.  ...............    4,500     196,312
 Whittman-Hart, Inc. (b) ..................    1,000      20,250
                                                       ---------
                                                         452,687
                                                       ---------



                       See Notes to Financial Statements

Global Small Cap Series

--------------------------------------------------------------------


                                                 SHARES       VALUE
                                                 -------   ----------
United States--continued
Computer--Software--2.3%
 Aurum Software, Inc. (b) .....................   3,000    $   72,000
 Clarify, Inc. (b)  ...........................   7,000       252,000
 Manugistics Group, Inc. (b) ..................   6,000       262,500
 Pegasystems, Inc. (b) ........................   3,200       120,800
 SeaChange International, Inc. (b) ............   5,000       136,250
                                                           ----------
                                                              843,550
                                                           ----------
Electric--Laser System/Component--0.5%
 Cymer, Inc. (b) ..............................   3,500       180,250
                                                           ----------
Electric--Miscellaneous Components--0.2%
 ACT Manufacturing, Inc. (b) ..................   2,100        60,900
                                                           ----------
Electric--Semiconductor Equipment--0.8%
 Etec Systems, Inc. (b)   .....................   1,500        67,125
 PRI Automation, Inc. (b) .....................   2,200       132,275
 Speedfam International, Inc. (b)  ............   2,500        88,750
                                                           ----------
                                                              288,150
                                                           ----------
Electric--Semiconductor Manufacturing--4.5%
 ANADIGICS, Inc. (b)   ........................   7,000       372,750
 Hadco Corp. (b) ..............................   1,500        81,375
 Jabil Circuit, Inc. (b)  .....................   4,000       189,000
 Sanmina Corp. (b)  ...........................   3,000       178,500
 Sipex Corp. (b) ..............................   6,000       184,500
 Triquint Semiconductor, Inc. (b)  ............   8,000       290,000
 Vitesse Semiconductor Corp. (b)   ............   6,500       356,687
                                                           ----------
                                                            1,652,812
                                                           ----------
Finance--Investment Bankers--0.7%
 Alex Brown, Inc.   ...........................   4,500       238,500
                                                           ----------
Financial Services--Miscellaneous--0.3%
 Hambrecht & Quist Group (b) ..................   5,000       117,500
                                                           ----------
Machinery--Farm--0.4%
 Lindsay Manufacturing Co.   ..................   3,000       154,125
                                                           ----------
Medical--Biomed/Genetics--5.3%
 Agouron Pharmaceuticals, Inc. (b) ............   4,000       343,000
 Alkermes, Inc. (b) ...........................  11,500       267,375
 Autoimmune, Inc. (b)  ........................   4,500        76,500
 Bio-Technology General Corp. (b)  ............  11,000       185,625
 Guilford Pharmaceuticals, Inc. (b)   .........   6,000       147,000
 Incyte Pharmaceuticals, Inc. (b)  ............   5,000       332,500
 SangStat Medical Corp. (b)  ..................  10,000       305,000
 Transkaryotic Therapies, Inc. (b) ............   3,000        59,250
 Vertex Pharmaceuticals, Inc. (b)  ............   4,000       196,000
                                                           ----------
                                                            1,912,250
                                                           ----------
Medical--Ethical Drugs--1.7%
 Jones Medical Industries, Inc. ...............   4,000       152,000
 Theragenics Corp. (b) ........................  11,500       303,312
 US Bioscience, Inc. (b)  .....................  10,500       152,250
                                                           ----------
                                                              607,562
                                                           ----------

                                                 SHARES       VALUE
                                                 -------   ----------
Medical--Instruments--0.4%
 ADAC Laboratories  ...........................   6,000    $  149,250
                                                           ----------
Medical--Output/Home Care--1.0%
 Curative Health Services, Inc. (b)   .........   9,000       291,375
 National Surgery Centers, Inc. (b)   .........   2,500        85,313
                                                           ----------
                                                              376,688
                                                           ----------
Medical--Products--0.8%
 Affymetrix, Inc. (b)  ........................   3,000        87,750
 Possis Corp. (b)   ...........................   2,400        45,300
 Sonus Pharmaceuticals, Inc. (b)   ............   6,000       168,000
                                                           ----------
                                                              301,050
                                                           ----------
Medical/Dental--Supplies--0.5%
 Applied Analytical Industries, Inc. (b) ......   3,000        77,625
 CardioThoracic Sytems, Inc. (b)   ............   4,500       114,188
                                                           ----------
                                                              191,813
                                                           ----------
Oil & Gas--Drilling--2.0%
 Atwood Oceanics, Inc. (b)   ..................   2,500       168,438
 Cliffs Drilling Co. (b)  .....................   5,500       375,375
 Patterson Energy, Inc. (b)  ..................   2,000        64,000
 UTI Energy Corp. (b)  ........................   3,000        99,750
                                                            ---------
                                                              707,563
                                                            ---------
Oil & Gas--Field Services--1.7%
 Hvide Marine, Inc. (b)   .....................   4,000        99,500
 Pride Petroleum Services, Inc. (b)   .........  11,000       248,875
 Trico Marine Services, Inc. (b)   ............   6,000       280,500
                                                           ----------
                                                              628,875
                                                           ----------
Oil & Gas--Machinery/Equipment--1.4%
 Energy Ventures, Inc. (b)   ..................   3,000       180,000
 Varco International, Inc. (b)  ...............  12,000       319,500
                                                           ----------
                                                              499,500
                                                           ----------
Oil & Gas--U.S. Exploration & Production--4.3%
 Belden & Blake Corp. (b) .....................   3,000        78,750
 Devon Energy Corp.    ........................   5,000       176,875
 Forcenergy, Inc. (b)  ........................   4,400       143,550
 Lomak Petroleum, Inc.    .....................   8,000       178,000
 Newfield Exploration Co. (b)   ...............   8,000       212,000
 Nuevo Energy Co. (b)  ........................   7,000       360,500
 Stone Energy Corp. (b)   .....................  12,500       356,250
 Swift Energy Co. (b)  ........................   1,500        54,750
                                                           ----------
                                                            1,560,675
                                                           ----------
Retail--Mail Order & Direct--0.4%
 dELiA*s Inc. (b)   ...........................   8,000       148,000
                                                           ----------



                       See Notes to Financial Statements

Global Small Cap Series

--------------------------------------------------------------------


                                          SHARES       VALUE
                                          --------  ----------
Steel--Specialty Alloys--1.8%
 Oregon Metallurgical Corp. (b)   ......   5,400    $  153,900
 RMI Titanium Co. (b) ..................  10,000       253,750
 Titanium Metals Corp. (b)  ............   8,000       235,000
                                                    ----------
                                                       642,650
                                                    ----------
Telecommunications--Equipment--0.2%
 MRV Communications, Inc. (b)  .........   3,000        82,875
                                                    ----------
Telecommunications--Services--0.5%
 Pacific Gateway Exchange, Inc. (b)  ...   6,500       193,375
                                                    ----------
Transportation--Ship--0.5%
 Seacor Holdings, Inc. (b)  ............   3,200       188,000
                                                    ----------
Total United States   ..................            13,288,387
                                                    ----------
TOTAL COMMON STOCKS
 (Identified cost $30,386,322)..................... 32,058,367
                                                    ----------
WARRANTS--0.0%
Italy--0.0%
 Compagnia Assicuratrice Unipol SPA
  Warrants (Insurance--Diversified) (b)   45,000         9,180
                                                    ----------
TOTAL WARRANTS
 (Identified cost $0)..............................      9,180
                                                    ----------
TOTAL LONG-TERM INVESTMENTS--87.8%
 (Identified cost $30,386,322)..................... 32,067,547
                                                    ----------


                                                  PAR
                                                 VALUE
                                                 (000)         VALUE
                                                ------      -----------
SHORT-TERM OBLIGATIONS--12.3%
 Brown Brothers Harriman repurchase
  agreement, 5.40%, dated 1/31/97 due
  2/3/97, repurchase price $4,502,025,
  collateralized by U.S. Treasury Bill
  0%, 5/15/97, market value $4,500,000 ......   $4,500      $ 4,500,000
                                                            -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $4,500,000)  .....................          4,500,000
                                                            -----------
TOTAL INVESTMENTS--100.1%
 (Identified cost $34,886,322) .....................         36,567,547(a)
 Cash and receivables, less
  liabilities--(0.1%)  .............................            (54,869)
                                                            -----------
NET ASSETS--100.0%    ..............................        $36,512,678
                                                            ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,122,063 and gross depreciation of $1,440,838 for federal income tax purposes. At January 31, 1997, the aggregate cost of securities for federal income tax purposes was $34,886,322.

(b) Non-income producing.

                       See Notes to Financial Statements

Global Small Cap Series

--------------------------------------------------------------------


                            INDUSTRY DIVERSIFICATION
            As a Percentage of Total Value of Long-Term Investments
                                  (Unaudited)

Aerospace/Defense   .................................      1.4%
Auto/Truck--Original Equipment  .....................      1.3
Auto/Truck--Replacement Parts   .....................      3.7
Banks--Foreign   ....................................      2.4
Building--Construction Products/Miscellaneous  ......      1.3
Building--Mobile/Manufacturing & RV   ...............      0.5
Chemicals--Specialty   ..............................      0.2
Commercial--Leasing Companies   .....................      0.6
Commercial Services--Miscellaneous ..................      2.7
Commercial Services--Schools ........................      0.5
Commercial Services--Security/Safety  ...............      1.4
Computer--Integrated Systems ........................      0.7
Computer--Memory Devices  ...........................      0.8
Computer--Services  .................................      2.7
Computer--Software  .................................      4.8
Containers--Paper/Plastic ...........................      0.7
Electric--Laser System/Component   ..................      0.6
Electric--Miscellaneous Components ..................      5.0
Electric--Semiconductor Equipment  ..................      0.9
Electric--Semiconductor Manufacturing ...............      5.1
Electric Products--Miscellaneous   ..................      1.0
Finance--Investment Bankers  ........................      4.8
Finance--Public Traded Investment Funds  ............      0.7
Financial Services--Miscellaneous  ..................      0.4
Food--Confectionery .................................      0.8
Household--Housewares  ..............................      0.9
Insurance--Diversified ..............................      0.5
Leisure--Hotels & Motels  ...........................      0.7
Leisure--Photo Equipment/Related   ..................      0.6
Leisure--Toys/Games/Hobby ...........................      1.2
Machinery--Farm  ....................................      0.5
Media--Cable TV  ....................................      0.3
Media--Newspapers   .................................      1.2
Media--Periodicals  .................................      0.8
Media--Radio/TV  ....................................      1.0
Medical--Biomed/Genetics  ...........................      6.0
Medical--Ethical Drugs ..............................      1.9
Medical--HMO  .......................................      1.2
Medical--Instruments   ..............................      0.5
Medical--Output/Home Care ...........................      1.2
Medical--Products   .................................      1.8
Medical/Dental--Supplies  ...........................      1.7
Oil & Gas--Drilling .................................      2.2
Oil & Gas--Field Services ...........................      2.0
Oil & Gas--Machinery/Equipment  .....................      1.5
Oil & Gas--U.S. Exploration & Production ............      4.9
Pollution Control--Equipment ........................      1.7
Real Estate Development   ...........................      2.8
Retail--Apparel/Shoe   ..............................      2.7
Retail--Department Stores ...........................      1.6
Retail--Mail Order & Direct  ........................      0.5
Retail--Miscellaneous/Diversified  ..................      2.2
Retail--Supermarkets   ..............................      0.6
Retail/Wholesale--Food ..............................      1.3
Steel--Producers ....................................      0.3
Steel--Specialty Alloys   ...........................      2.0
Telecommunications--Cellular ........................      1.2
Telecommunications--Equipment   .....................      0.7
Telecommunications--Services ........................      1.3
Tobacco .............................................      1.7
Transportation--Services  ...........................      0.9
Transportation--Ship   ..............................      0.6
Utility--Electric Power   ...........................      0.3
                                                         -----
                                                         100.0%
                                                         =====




                       See Notes to Financial Statements
12

Global Small Cap Series

--------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (Unaudited)

Assets
Investment securities at value
 (Identified cost $30,386,322)                              $32,067,547
Repurchase agreement
 (Identified cost $4,500,000)                                 4,500,000
Foreign currency at value
 (Identified cost $267,384)                                     263,057
Cash                                                             64,426
Receivables
 Investment securities sold                                   1,371,220
 Fund shares sold                                               538,790
 Interest and dividends                                          20,290
 Receivable from adviser                                         17,669
 Tax reclaim                                                      2,318
Prepaid expenses                                                 35,403
                                                            -----------
  Total assets                                               38,880,720
                                                            -----------
Liabilities
Payables
 Investment securities purchased                              2,231,557
 Fund shares repurchased                                         16,820
 Transfer agent fee                                              17,830
 Distribution fee                                                16,176
 Administration fee                                               4,478
 Trustees' fee                                                    3,250
 Financial agent fee                                                895
Accrued expenses                                                 77,036
                                                            -----------
  Total liabilities                                           2,368,042
                                                            -----------
Net Assets                                                  $36,512,678
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $35,480,534
Undistributed net investment loss                               (68,349)
Accumulated net realized loss                                  (585,241)
Net unrealized appreciation                                   1,685,734
                                                            -----------
Net Assets                                                  $36,512,678
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $22,044,581)             2,083,145
Net asset value per share                                        $10.58
Offering price per share
 $10.58/(1-4.75%)                                                $11.11
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $14,468,097)             1,371,890
Net asset value and offering price per share                     $10.55

                            STATEMENT OF OPERATIONS
                        FROM INCEPTION SEPTEMBER 4, 1996
                              TO JANUARY 31, 1997
                                  (Unaudited)

Investment income
Interest                                                     $   81,838
Dividends                                                        71,383
Foreign taxes withheld                                           (7,420)
                                                             ----------
   Total investment income                                      145,801
                                                             ----------
Expenses
Investment advisory fee                                          77,443
Distribution fee--Class A                                        15,171
Distribution fee--Class B                                        30,427
Administration fee                                               13,667
Financial agent fee                                               2,733
Custodian                                                        50,000
Registration                                                     37,205
Transfer agent                                                   21,500
Professional                                                     13,500
Printing                                                          9,900
Trustees                                                          6,700
Miscellaneous                                                     3,390
                                                             ----------
   Total expenses                                               281,636
   Less expenses borne by investment adviser                    (67,486)
                                                             ----------
   Net expenses                                                 214,150
                                                             ----------
Net investment loss                                             (68,349)
                                                             ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                                (573,103)
Net realized loss on foreign currency transactions              (12,138)
Net change in unrealized appreciation (depreciation)
 on investments                                               1,681,225
Net change in unrealized appreciation (depreciation) on
 foreign currency and foreign currency transactions               4,509
                                                             ----------
Net gain on investments                                       1,100,493
                                                             ----------
Net increase in net assets resulting from
 operations                                                  $1,032,144
                                                             ==========



                       See Notes to Financial Statements

Global Small Cap Series

--------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         From Inception
                                                                                      September 4, 1996 to
                                                                                        January 31, 1997
                                                                                          (Unaudited)
                                                                                      --------------------
From Operations
 Net investment loss                                                                      $   (68,349)
 Net realized loss                                                                           (585,241)
 Net change in unrealized appreciation (depreciation)                                       1,685,734
                                                                                          -----------
 Increase in net assets resulting from operations                                           1,032,144
                                                                                          -----------
From Share Transactions
Class A
 Proceeds from sales of shares (2,173,717 shares)                                          22,279,929
 Net asset value of shares issued from reinvestment of distributions (0 shares)                    --
 Cost of shares repurchased (90,572 shares)                                                  (944,456)
                                                                                          -----------
 Total                                                                                     21,335,473
                                                                                          -----------
Class B
 Proceeds from sales of shares (1,434,240 shares)                                          14,806,261
 Net asset value of shares issued from reinvestment of distributions (0 shares)                    --
 Cost of shares repurchased (62,350 shares)                                                  (661,200)
                                                                                          -----------
 Total                                                                                     14,145,061
                                                                                          -----------
 Increase in net assets from share transactions                                            35,480,534
                                                                                          -----------
 Net increase in net assets                                                                36,512,678
                                                                                          -----------
Net Assets
 Beginning of period                                                                                0
                                                                                          -----------
 End of period (including undistributed net investment loss of ($68,349))                 $36,512,678
                                                                                          ===========



                       See Notes to Financial Statements
14

Global Small Cap Series

--------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS

    (Selected data for a share outstanding throughout the indicated period)


                                                                  Class A                            Class B
                                                               --------------                     --------------
                                                               From Inception                     From Inception
                                                                  9/4/96 to                          9/4/96 to
                                                                   1/31/97                            1/31/97
                                                                 (Unaudited)                        (Unaudited)
                                                                 -----------                        -----------
Net asset value, beginning of period                                $10.00                             $10.00
Income from investment operations
 Net investment income (loss)                                        (0.02) (4)(5)                      (0.06) (4)(5)
 Net realized and unrealized gain                                     0.60                               0.61
                                                                    ------                             ------
  Total from investment operations                                    0.58                               0.55
                                                                    ------                             ------
Less distributions
 Dividends from net investment income                                   --                                 --
 Dividends from net realized gains                                      --                                 --
                                                                    ------                             ------
  Total distributions                                                   --                                 --
                                                                    ------                             ------
Change in net asset value                                             0.58                               0.55
                                                                    ------                             ------
Net asset value, end of period                                      $10.58                             $10.55
                                                                    ======                             ======
Total return(1)                                                       5.80% (3)                          5.40% (3)

Ratios/supplemental data:
Net assets, end of period (thousands)                              $22,045                            $14,468
Ratio to average net assets of:
 Operating expenses                                                   2.10% (2)                          2.85% (2)
 Net investment income (loss)                                        (0.46%)(2)                         (1.33%)(2)
Portfolio turnover                                                      44% (3)                            44% (3)
Average commission rate paid(6)                                    $0.0119                            $0.0119


 (1) Maximum sales charges are not reflected in the total return calculation.
 (2) Annualized
 (3) Not annualized
 (4) Computed using average shares outstanding.
 (5) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.03, respectively.
 (6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix-Aberdeen Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series. Each Series has distinct investment objectives.

     The New Asia Series seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan. The Global Small Cap Series seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies.

     Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     The New Asia Series and Global Small Cap Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 1997 (Unaudited) (Continued)

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Expenses:

     Expenses incurred by the Fund with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

H. Repurchase Agreements

     A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Fund. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC.

     PAIA is entitled to a fee, at an annual rate of 0.85% of the average daily net assets of each Series. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, receives a fee of 0.15% of the average daily net assets of each Series from PAIA for providing cash management and other services, as needed. In addition, for providing advisory services with respect to the Global Small Cap Series, assets are allocated from time to time by PAIA. PAIA pays a fee to PIC equivalent to 0.40% of the average daily net assets of the Global Small Cap Series so allocated by PAIA. PAIA also pays a sub-advisory fee to Aberdeen equivalent to 0.40% of the average net assets of the New Asia Series and 0.40% of the Global Small Cap Series allocated to it by the Adviser for management.

     The Adviser has agreed to reimburse the New Asia Series and the Global Small Cap Series to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 2.10% of the average daily net assets for Class A and B shares for each Series.

     Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Fund's shares, has advised the Fund that it retained net selling commissions of $56,940 for Class A shares and deferred sales charges of $17,034 for Class B shares for the period ended January 31, 1997. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series. The distributor has advised the Fund that of the total amount expensed for the period ended January 31, 1997, $49,718 was retained by the Distributor and $11,810 was paid out to unaffiliated participants.

     As Financial Agent to the Fund and to each Series, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of each Series for bookkeeping and pricing services. As Administrator for the Fund, Phoenix Duff & Phelps Corporation ("PDP"), an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average daily net assets of each Series for administrative services.

     PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended January 31, 1997, transfer agent fees were $39,400 of which PEPCO retained $1,915 which is net of fees paid to State Street.

     At January 31, 1997, PHL and its affiliates held Phoenix-Aberdeen Series Fund shares which aggregated the following:


                                                Aggregate
                                   Shares    Net Asset Value
                                   -------   ---------------
New Asia Series Class A   ......   291,622     $2,919,140
New Asia Series Class B   ......    10,045        100,350
Global Small Cap Series Class A    490,000      5,184,200
Global Small Cap Series Class B     10,000        105,400

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 1997 (Unaudited) (Continued)


3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the period ended January 31, 1997 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                              Purchases       Sales
                             -----------    ---------
New Asia Series   .........  $14,383,539    $ 366,938
Global Small Cap Series       40,216,250    9,256,826

     There were no purchases or sales of long-term U.S. Government and agency securities during the period ended January 31, 1997.

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

     This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                         PHOENIX ABERDEEN SERIES FUND

                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits:

     (a) Financial Statements:


 Included in Part A: Financial Highlights
 Included in Part B: Financial Statements and Notes thereto are included in the
                     Semiannual Report to Shareholders dated January 31, 1997, incorporated by reference.



     (b) Exhibits:



 1.1     Declaration of Trust of the Registrant filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference
 1.2     Amendment to Declaration of Trust filed via Edgar with Pre-Effective Amendment No. 1 on
         August 27, 1996 and incorporated herein by reference

 2.      None
 3.      None
 4.      Reference is made to Article IV, Section 4.1 of Registrant's Declaration of Trust referred to in Exhibit 1.1
 5.1     Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC
         filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference
 5.2     Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Phoenix
         Investment Counsel, Inc. filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference
 5.3     Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and
         Aberdeen Fund Managers, Inc. filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference
 6.      Distribution Agreement between Registrant and Phoenix Equity Planning Corporation filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference
 7.      None
 8.      Custodian Agreement between Registrant and Brown Brothers Harriman & Co. filed via Edgar with
         Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference
 9.1     Financial Agent Agreement between Registrant and Phoenix Equity
         Planning Corporation filed via Edgar with the Registration Statement on
         June 24, 1996 and incorporated herein by reference
 9.2     Administration Agreement between Registrant and Phoenix Duff & Phelps Corporation filed via Edgar with
         Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference
 9.3     Transfer Agency and Service Agreement between Registrant and Phoenix
         Equity Planning Corporation filed via Edgar with the Registration
         Statement on June 24, 1996 and incorporated herein by reference
 9.4     Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank &
         Trust Company
 9.5*    Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December
         11, 1996 filed via Edgar herewith
 10.     Opinion of Counsel filed via Edgar with Pre-Effective Amendment No. 2 on September 4, 1996 and incorporated herein by reference
 11.     Consent of Accountants filed via Edgar with Pre-Effective Amendment No. 2 on September 4, 1996 and incorporated herein by reference
 12.     None

 13.      Initial Capitalization Agreement filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference
 14.      None
 15.      Rule 12b-1 Distribution Plans filed via Edgar with the Registration Statement on June 24, 1996 and incorporated herein by reference
 16.      Schedule for Computation of Performance Quotations
 17.      Financial Data Schedule filed via Edgar herewith and reflected on Edgar as Exhibit 27.
 18.      Rule 18f-3 Dual Distribution Plan filed via Edgar with Pre-Effective Amendment No. 1 on
          August 27, 1996
 18.1*    Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar herewith
 19.      Powers of Attorney filed via Edgar with Pre-Effective Amendment No. 1 on August 27, 1996



     *Filed herewith

Item 25. Persons Controlled by or under Common Control With Registrant.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities.

     As of February 28, 1997:

                                        Number of
           Title of Class             Record-holders
          -------------------------   ----------------
          New Asia Series
            Class A Shares                  1,146
            Class B Shares                    506
          Global Small Cap Series
            Class A Shares                  1,962
            Class B Shares                  1,349

Item 27. Indemnification.

     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreement between the Registrant and its Adviser provides in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

     See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-52167) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriter.

     (a) The sole principal underwriter for the Registrant is Phoenix Equity Planning Corporation.

     (b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:

       Name and                  Position and Offices            Position and Offices
   Principal Address               with Underwriter                with Registrant
-------------------------   --------------------------------   --------------------------
Michael E. Haylon            Director                           Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President             Trustee and President
56 Prospect Street
P.O. Box 150480-0480
Hartford, CT 06115

David R. Pepin               Director and Executive             Executive Vice President
56 Prospect Street           Vice President, Mutual Fund
P.O. Box 150480              Sales and Operations
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                 Vice President
100 Bright Meadow Blvd.      Operations and Service
P.O. Box 2200
Enfield, CT 06083-2200

Paul A. Atkins               Senior Vice President and          None
56 Prospect Street           Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris Lambergs               Senior Vice President,             None
100 Bright Meadow Blvd.      Insurance and Independent
P.O. Box 1900                Division
Enfield, CT 06083-1900

William R. Moyer             Senior Vice President and          Vice President
100 Bright Meadow Blvd.      Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

John F. Sharry               Managing Director, Mutual          None
100 Bright Meadow Blvd.      Fund Distribution
P.O. Box 1900
Enfield, CT 06083-1900

G. Jeffrey Bohne             Vice President, Mutual Fund        Clerk and Secretary
101 Munson Street            Customer Service
Greenfield, MA 01301

Eugene A. Charon             Vice President and Controller      None
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900

Nancy G. Curtiss             Vice President, Fund               Treasurer
56 Prospect Street           Accounting and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III          Assistant Vice President           Vice President
100 Bright Meadow Blvd.      Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

       Name and              Position and Offices      Position and Offices
 Principal Address            with Underwriter           with Registrant
-------------------------   -----------------------   -----------------------
Elizabeth R. Sadowinski      Vice President,           None
56 Prospect Street           Administration
P.O. Box 150480
Hartford, CT 06115-0480


Thomas N. Steenburg          Vice President,           Assistant Secretary
56 Prospect Street           Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480



     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, CT 06102, or the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

Item 31. Management Services.

     None.


Item 32. Undertakings.

     (a) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge if the information called for by Item 5A of Form N-1A is contained in such annual report.


     (b) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg. S.229.512), as applicable, the terms of which are incorporated herein by reference.


     (c) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 31st day of March, 1997.


                          PHOENIX-ABERDEEN SERIES FUND

ATTEST: /s/ Richard J. Wirth                By: /s/ Philip R. McLoughlin
        ---------------------------             ---------------------------
            Richard J. Wirth                        Philip R. McLoughlin
            Assistant Secretary                     President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 31st day of March, 1997.



         Signature                                  Title
         ---------                                  -----
                                           Trustee
 -------------------------
 C. Duane Blinn*
                                           Trustee
 -------------------------
 Robert Chesek*
                                           Trustee
 -------------------------
 E. Virgil Conway*
                                           Treasurer (principal financial
 -------------------------                 and accounting officer)
 Nancy G. Curtiss*
                                           Trustee
 -------------------------
 Harry Dalzell-Payne*
                                           Trustee
 -------------------------
 Francis E. Jeffries
                                           Trustee
 -------------------------
 Leroy Keith, Jr.*
                                           President and Director
 /s/ Philip R. McLoughlin
 -------------------------
 Philip R. McLoughlin
                                           Trustee
 -------------------------
 Everett L. Morris
                                           Trustee
 -------------------------
 James M. Oates*
                                           Trustee
 -------------------------
 Calvin J. Pedersen
                                           Trustee
 -------------------------
 Philip R. Reynolds*
                                           Trustee
 -------------------------
 Herbert Roth, Jr.*
                                           Trustee
 -------------------------
 Richard E. Segerson*
                                           Trustee
 -------------------------
 Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ------------------------------
    *Philip R. McLoughlin pursuant
     to powers of attorney previously
     filed.

                                     S-1(c)